UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.  Reports to Stockholders.

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)
Trustee and Officer Information	35
Proxy Voting and Portfolio Holdings Information	38
Expense Examples	38
Advisory Contract Renewal	39
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory INCORE Investment Quality Bond VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Following a small dip in early October, interest rates and stocks both took a steep trip higher in Q4 concluding an impressive year for both stocks and bonds. Themes driving 2019 returns included an about face on monetary policy by the U.S. Federal Reserve, a global reach for yield driven by negative interest rate policies in Japan and Europe, a resilient U.S. consumer, and easing trade tensions.

Taking its cues from market volatility in late 2018 and early 2019, the Federal Reserve quickly changed course from their December 2018 stance of "auto-pilot" on quantitative tightening, and the need for more interest rate increases in 2019. As the yield curve inverted in Q3, the Federal Reserve responded by lowering the Federal Funds Target Rate by .75% over three meetings. In late Q3 and Q4 repurchase rate volatility inspired the Federal Reserve to end quantitative tightening and instead expand their balance sheet by purchasing $173 billion in U.S. Treasury securities, the bulk of the purchases being in U.S. Treasury bills. Chairman Powell convinced board members to cut rates enough to un-invert the yield curve, and moved them to a low-inflation, rates-lower-for-longer outlook. This policy reversal moved longer term yields lower by nearly 1% for the year, providing the bond market with strong absolute returns in 2019. Negative interest rate policies in Japan and Europe also drove international investors to the U.S. bond market in search of positive yields, and lower rates domestically inspired U.S. investors to reach for yield, providing an even greater boost to corporate bond returns relative to U.S. Treasuries.

The U.S. consumer, not surprisingly, remained confident and seemingly willing to spend. U3 (U.S. official) unemployment rate is at 3.5%, and U6 (broader measure) unemployment rate is at 6.7% and trending lower, are both at generational lows. The percentage of U.S. workers who perceive jobs as plentiful versus those who perceive jobs as hard to get are at levels not seen since the records set in the late 1990s, and personal income grew 3.9% over the year. This confidence reflected in retail sales which grew at a 5.8% annual rate, ending the year with strong holiday sales and counterbalancing lackluster business investment due to trade tensions, and driving U.S. GDP to grow at 2.3% with inflation running at a benign 1.6%.

Progress in trade negotiations late in the year brightened the outlook for business and investment, moving markets higher at the end of the year. After months of negotiations to modify the USMCA trade deal with Canada and Mexico, the treaty was passed by the House of Representatives in December, and may be ratified by the Senate soon. Progress was also made with China as a Phase 1 trade deal was scheduled to be signed on January 15.

5

Victory Variable Insurance Funds (Unaudited)

Victory INCORE Investment Quality Bond VIP Series (continued)

The Victory INCORE Investment Quality Bond VIP Series (the "Fund") seeks to provide a high level of current income and capital appreciation without undue risk to principal. For the year, the Fund returned 7.72%, trailing the Bloomberg Barclays US Aggregate Bond Index which returned 8.72%. The bulk of underperformance came from sector allocation in Q1, as we took a cautious stance and entered the year underweight corporate bond exposure and overweight mortgage-backed securities. Interest rate and yield curve positioning were small detractors for the year, as was credit selection.

6

Victory Variable Insurance Funds (Unaudited)

Victory INCORE Investment Quality Bond VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	5/1/83
	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	7.72%	8.72%
Three Year	3.77%	4.03%
Five Year	3.02%	3.05%
Ten Year	3.99%	3.75%
Since Inception	6.67%	N/A

Expense Ratios

Gross	0.62%
With Applicable Waivers	0.56%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (1.4%)
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 9/18/22 @ 100 (a)	$1,000,000	$1,014,769
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.05% (LIBOR01M+26bps), 4/25/35, Callable 1/25/20 @ 100 (b)	189,051	188,978
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 8/15/21 @ 100 (a)	201,491	201,472
Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.03%, 9/15/22, Callable 10/15/21 @ 100 (a)	3,033,815	3,039,518
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 2/20/21 @ 100 (a) (c)	3,825,000	3,854,403
Total Asset Backed Securities (Cost $8,244,180)		8,299,140
Collateralized Mortgage Obligations (1.6%)
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a) (c)	2,995,089	3,043,410
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (c) (d)	3,250,000	3,430,589
Morgan Stanley BAML Trust, Series 2013-C13, Class A2, 2.94%, 11/15/46 (a)	58,763	59,020
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 4/15/45	3,275,000	3,411,242
Total Collateralized Mortgage Obligations (Cost $10,842,227)		9,944,261
Corporate Bonds (43.2%)
Communication Services (2.3%):
Activision Blizzard, Inc., 2.60%, 6/15/22, Callable 5/15/22 @ 100 (e)	1,000,000	1,012,240
AT&T, Inc. 3.20%, 3/1/22, Callable 2/1/22 @ 100 (a)	1,429,000	1,463,296
4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	2,030,000	2,228,108
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a) (e)	2,433,000	2,906,437
Comcast Corp., 3.45%, 2/1/50, Callable 8/1/49 @ 100	1,346,000	1,382,006
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	1,323,000	1,469,258
3.38%, 2/15/25 (a)	1,404,000	1,486,288
Vodafone Group PLC, 5.25%, 5/30/48 (e)	1,718,000	2,066,634
		14,014,267
Consumer Discretionary (4.5%):
Best Buy Co., Inc., 4.45%, 10/1/28, Callable 7/1/28 @ 100 (a) (e)	1,747,000	1,916,407
DR Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100	5,960,000	5,960,477
General Motors Co., 4.88%, 10/2/23 (a)	2,072,000	2,231,150
Hasbro, Inc., 6.35%, 3/15/40 (e)	1,596,000	1,853,483
Lear Corp., 5.25%, 5/15/49, Callable 11/15/48 @ 100	1,377,000	1,433,939
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	4,305,000	4,546,296
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	2,624,000	2,991,806
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	2,375,000	2,477,766

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	$1,220,000	$1,269,239
Starbucks Corp., 3.80%, 8/15/25, Callable 6/15/25 @ 100	2,256,000	2,435,442
		27,116,005
Consumer Staples (3.8%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	2,388,000	2,592,986
Constellation Brands, Inc., 4.65%, 11/15/28, Callable 8/15/28 @ 100 (a)	1,474,000	1,657,823
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	1,000,000	1,167,290
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (c)	2,500,000	2,544,575
Keurig Dr Pepper, Inc. 4.06%, 5/25/23, Callable 4/25/23 @ 100 (e)	3,070,000	3,243,086
5.09%, 5/25/48, Callable 11/25/47 @ 100 (e)	559,000	675,596
Mead Johnson Nutrition Co. 3.00%, 11/15/20	3,000,000	3,026,040
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	2,091,000	2,492,744
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	2,123,792
Suntory Holdings, Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100 (c) (e)	1,600,000	1,590,336
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	1,285,000	1,615,785
		22,730,053
Energy (3.7%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,255,000	1,279,824
Continental Resources, 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	2,084,000	2,183,761
Ecopetrol SA, 5.88%, 9/18/23 (a)	2,914,000	3,234,948
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	2,186,000	2,192,667
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	657,000	769,472
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	1,285,000	1,668,997
5.85%, 12/15/45, Callable 6/15/45 @ 100	850,000	969,680
Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	2,422,000	2,460,340
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100	2,215,000	2,233,052
Statoil ASA, 3.95%, 5/15/43	930,000	1,036,327
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	1,622,000	1,749,116
6.63%, 6/15/37 (e)	2,520,000	3,345,830
		23,124,014
Financials (14.6%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	2,450,000	2,523,255
4.75%, 1/15/49, Callable 7/15/48 @ 100	341,000	415,901
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	1,648,000	1,904,890
Bank of America Corp. 2.33%(LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (b)	1,875,000	1,878,825
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	3,500,000	3,535,035
4.20%, 8/26/24, MTN (a)	1,931,000	2,074,551
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	1,775,000	1,853,011
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	2,669,000	2,778,990

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Cincinnati Financial Corp., 6.13%, 11/1/34	$2,170,000	$2,968,147
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	3,443,000	3,497,434
3.88%, 3/26/25	1,282,000	1,357,382
4.60%, 3/9/26 (a)	873,000	960,614
4.45%, 9/29/27 (a)	1,781,000	1,962,644
3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (b)	813,000	896,568
Enel Finance International NV, 2.88%, 5/25/22 (c)	3,685,000	3,730,583
Fifth Third Bancorp, 3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	3,105,000	3,275,744
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	2,510,000	2,563,061
General Motors Financial Co, Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	966,000	1,015,411
HSBC Holdings PLC, 5.10%, 4/5/21 (a)	5,000,000	5,184,400
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	3,400,000	3,507,304
5.60%, 7/15/41	980,000	1,346,530
KeyBank NA, 2.25%, 3/16/20	6,523,000	6,526,978
Morgan Stanley 4.88%, 11/1/22 (a)	2,718,000	2,915,164
3.75%, 2/25/23 (a)	3,000,000	3,141,030
3.13%, 7/27/26, MTN	5,500,000	5,684,744
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (c)	1,720,000	2,032,214
The Goldman Sachs Group, Inc. 2.35%, 11/15/21, Callable 11/15/20 @ 100	4,540,000	4,555,300
5.75%, 1/24/22 (a)	2,750,000	2,950,503
Truist Financial Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100 (e)	3,550,000	3,611,699
Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	1,713,000	1,806,787
Wells Fargo & Co. 4.30%, 7/22/27, MTN	3,553,000	3,890,996
4.90%, 11/17/45 (a)	1,450,000	1,776,555
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	2,000,000	1,966,100
		90,088,350
Health Care (3.6%):
AbbVie, Inc. 2.30%, 5/14/21, Callable 4/14/21 @ 100 (a)	2,905,000	2,915,516
3.20%, 11/21/29, Callable 8/21/29 @ 100 (c)	2,580,000	2,632,890
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	1,825,000	2,046,573
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100 (c)	4,325,000	4,633,027
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	6,150,000	6,413,958
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	1,716,000	1,822,753
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100	1,234,000	1,258,396
		21,723,113
Industrials (3.1%):
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	825,000	851,804
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100	2,465,000	2,558,571
Fortive Corp., 3.15%, 6/15/26, Callable 3/15/26 @ 100 (a)	1,839,000	1,883,136
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	3,720,000	3,895,435
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	1,440,000	1,708,416

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100 (e)	$1,270,000	$1,367,942
6.25%, 12/1/37	1,151,000	1,576,974
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	923,000	932,350
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100 (e)	1,100,000	1,244,298
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	2,603,000	2,662,921
		18,681,847
Information Technology (2.5%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	974,000	1,222,652
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a)	1,448,000	1,469,619
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	1,571,000	1,729,451
Micron Technology, Inc., 4.19%, 2/15/27, Callable 12/15/26 @ 100	2,105,000	2,253,697
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	1,345,000	1,383,763
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	1,230,000	1,235,670
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	1,512,000	1,806,069
Tyco Electronics Group SA, 7.13%, 10/1/37 (e)	650,000	955,370
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100 (e)	3,174,000	3,234,846
		15,291,137
Materials (1.1%):
Celanese US Holdings LLC, 4.63%, 11/15/22	1,870,000	1,977,207
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (a)	2,179,000	2,286,904
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	1,415,000	1,521,649
5.20%, 11/2/40	723,000	947,723
		6,733,483
Real Estate (1.3%):
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100	1,482,000	1,529,913
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	3,006,000	3,062,393
Service Properties Trust, 4.35%, 10/1/24, Callable 9/1/24 @ 100	3,000,000	3,088,560
		7,680,866
Utilities (2.7%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	1,800,000	1,841,418
Consolidated Edison, Inc., 6.30%, 8/15/37	1,870,000	2,575,962
Iberdrola International BV 6.75%, 9/15/33	373,000	482,945
6.75%, 7/15/36	783,000	1,093,429
Nevada Power Co., 6.65%, 4/1/36 (a)	600,000	834,546
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100	2,765,000	2,810,843
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	1,546,000	1,854,412
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,406,763
Union Electric Co., 3.25%, 10/1/49, Callable 4/1/49 @ 100	725,000	719,889

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (c)	$2,579,000	$2,564,016
		16,184,223
Total Corporate Bonds (Cost $253,934,689)		263,367,358
Residential Mortgage Backed Securities (0.5%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.34%, 10/25/33, Callable 1/25/20 @ 100 (a) (d)	955,972	955,972
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 3.11% (LIBOR01M+132bps), 10/25/32, Callable 1/25/20 @ 100 (b)	800,802	802,443
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (a)	29,030	29,154
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 9/25/29 @ 100 (a) (c) (d)	1,292,318	1,310,760
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/20 @ 100 (a)	3,273	3,271
Total Residential Mortgage Backed Securities (Cost $3,096,843)		3,101,600
U.S. Government Mortgage Backed Agencies (38.6%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (a)	1,811,341	1,995,735
Series 4139, Class DA, 1.25%, 12/15/27 (a)	6,227,264	6,046,465
Series: 4763, Class: VC, 4.00%, 4/15/29	562,023	591,262
Series 4395, Class PA, 2.50%, 4/15/37 (a)	2,526,201	2,542,805
7.00%, 9/1/38 (a)	45,937	55,243
Series 4290, Class CA, 3.50%, 12/15/38 – 3/1/49 (a)	53,370,449	55,542,231
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (a)	7,307,443	7,213,695
4.50%, 1/1/41 – 12/1/45 (a)	11,956,528	12,981,077
Series 4444, Class CH, 3.00%, 1/15/41	224,063	228,098
Series 4049, Class AB, 2.75%, 12/15/41 (a)	1,172,796	1,184,843
Series 4494, Class JA, 3.75%, 5/15/42 (a)	4,803,267	4,949,649
		93,331,103
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	2,476,612	2,836,998
5.00%, 4/1/23 – 12/1/39 (a)	1,165,413	1,285,971
7.50%, 12/1/29 (a)	39,219	45,737
8.00%, 1/1/30 – 9/1/30 (a)	21,269	25,092
7.00%, 2/1/32 – 6/1/32 (a)	34,005	40,055
3.75%(LIBOR12M+166bps), 12/1/36 (a) (b)	133,109	136,757
5.50%, 1/1/38 – 2/1/39 (a)	759,038	849,057
4.50%, 12/1/38 – 6/1/40 (a)	7,347,574	7,756,747
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (a)	7,401,446	7,433,742
Series 2013-137, Class A, 3.50%, 3/25/40 – 12/25/50 (a)	18,420,479	19,066,847
Series 2011-101, Class LA, 3.00%, 10/25/40 – 2/25/49 (a)	47,923,011	49,065,937
Series 2013-81, Class KA, 2.75%, 9/25/42 (a)	5,041,299	5,104,535

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
Series 2013-44, Class PB, 1.75%, 1/25/43 (a)	$5,492,439	$5,356,319
4.00%, 11/1/43 – 6/1/49 (a)	34,436,881	36,488,146
		135,491,940
Government National Mortgage Association 6.00%, 10/15/32 (a)	79,125	88,797
Series 2014-42, Class AD, 2.50%, 7/16/41	414,554	418,953
Series 2019-85, Class KG, 3.00%, 6/20/43	5,108,263	5,200,345
4.50%, 10/20/49	1,129,408	1,187,102
		6,895,197
Multi-family (0.0%): (f)
Collateralized Mortgage Obligations (0.0%): (f)
Government National Mortgage Association 6.00%, 12/15/33 (a)	31,416	35,590
Total U.S. Government Mortgage Backed Agencies (Cost $232,119,634)		235,753,830
U.S. Treasury Obligations (12.3%)
U.S. Treasury Bills, 1.47%, 3/26/20 (g)	38,300,000	38,165,897
U.S. Treasury Bonds 3.00%, 2/15/48	3,300,000	3,720,234
3.00%, 2/15/49	28,500,000	32,236,172
U.S. Treasury Notes, 1.25%, 8/31/24	911,000	893,634
Total U.S. Treasury Obligations (Cost $73,077,553)		75,015,937
Collateral for Securities Loaned^ (0.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (h)	205,692	205,692
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (h)	1,133,218	1,133,218
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (h)	34,356	34,356
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (h)	684,581	684,581
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (h)	753,092	753,092
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (h)	1,506,134	1,506,134
Total Collateral for Securities Loaned (Cost $4,317,073)		4,317,073
Total Investments (Cost $585,632,199) — 98.3%		599,799,199
Other assets in excess of liabilities — 1.7%		10,639,945
NET ASSETS — 100.00%		$610,439,144

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instrument.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $31,366,803 and amounted to 5.1% of net assets.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(e)  All or a portion of this security is on loan.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rate represents the effective yield at December 31, 2019.

(h)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	55	3/20/20	$7,114,956	$7,063,203	$(51,753)
2-Year U.S. Treasury Note Future	30	3/31/20	6,465,945	6,465,000	(945)
5-Year U.S. Treasury Note Future	290	3/31/20	34,507,612	34,396,719	(110,893)
					$(163,591)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(163,591)
	Total net unrealized appreciation(depreciation)				$(163,591)

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments*	Fixed Deal Received Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2019 (b)	Notional Amount (c)	Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 33	5.00%	12/20/24	Quarterly	2.79%	$13,860,000	$1,338,029	$1,056,132	$281,897
						$1,338,029	$1,056,132	$281,897

*  As of December 31, 2019, the CDX North America High Yield Index (the "Index") included securities which had defaulted and represented 1% of the Index. Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the Index.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory INCORE Investment Quality Bond VIP Series
ASSETS:
Investments, at value (Cost $585,632,199)	$599,799,199	(a)
Cash and cash equivalents	6,490,847
Deposits with brokers for futures contracts	2,096,169
Deposits with brokers for swap agreements	3,503,362
Interest and dividends receivable	3,455,117
Receivable for capital shares issued	11,001
Receivable from Adviser	174,431
Prepaid expenses	39,387
Total Assets	615,569,513
LIABILITIES:
Payables:
Collateral received on loaned securities	4,317,073
Investments purchased	282,461
Capital shares redeemed	91,015
Variation margin on open futures contracts	11,407
Variation margin on open swap agreements	6,211
Accrued expenses and other payables:
Investment advisory fees	260,311
Administration fees	29,284
Custodian fees	4,663
Transfer agent fees	71,644
Compliance fees	393
Trustees' fees	1,257
Other accrued expenses	54,650
Total Liabilities	5,130,369
NET ASSETS:
Capital	584,582,121
Total distributable earnings/(loss)	25,857,023
Net Assets	$610,439,144
Shares (unlimited shares authorized with a par value of $0.001 per share):	48,810,830
Net asset value:	$12.51

(a)  Includes $4,188,743 of securities on loan.

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory INCORE Investment Quality Bond VIP Series
Investment Income:
Interest	$19,025,900
Securities lending (net of fees)	4,655
Total Income	19,030,555
Expenses:
Investment advisory fees	3,156,265
Administration fees	386,041
Custodian fees	33,149
Transfer agent fees	860,793
Trustees' fees	54,673
Compliance fees	4,278
Legal and audit fees	71,388
Interfund lending fees	313
Other expenses	116,857
Total Expenses	4,683,757
Expenses waived/reimbursed by Adviser	(1,148,942)
Net Expenses	3,534,815
Net Investment Income (Loss)	15,495,740
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	14,792,883
Net realized gains (losses) from futures contracts	(1,407,778)
Net realized gains (losses) from swap agreements	(4,912,240)
Net change in unrealized appreciation/depreciation on investment securities	18,571,365
Net change in unrealized appreciation/depreciation on futures contracts	1,160,672
Net change in unrealized appreciation/depreciation on swap agreements	3,447,306
Net realized/unrealized gains on investments	31,652,208
Change in net assets resulting from operations	$47,147,948

See notes to financial statements.

17

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$15,495,740	$17,481,631
Net realized gains (losses) from investments	8,472,865	(11,008,512)
Net change in unrealized appreciation/depreciation on investments	23,179,343	(10,833,615)
Change in net assets resulting from operations	47,147,948	(4,360,496)
Change in net assets resulting from distributions to shareholders	(17,229,625)	(4,289,680)
Change in net assets resulting from capital transactions	(64,480,616)	(73,069,861)
Change in net assets	(34,562,293)	(81,720,037)
Net Assets:
Beginning of period	645,001,437	726,721,474
End of period	$610,439,144	$645,001,437
Capital Transactions:
Proceeds from shares issued	$37,119,834	$47,220,231
Distributions reinvested	17,229,625	4,289,680
Cost of shares redeemed	(118,830,075)	(124,579,772)
Change in net assets resulting from capital transactions	$(64,480,616)	$(73,069,861)
Share Transactions:
Issued	2,998,867	3,953,299
Reinvested	1,380,579	360,968
Redeemed	(9,535,445)	(10,495,215)
Change in Shares	(5,155,999)	(6,180,948)

See notes to financial statements.

18

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19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory INCORE Investment Quality Bond VIP Series
Year Ended 12/31/19	$11.95	0.31	0.61	0.92	(0.36)	—
Year Ended 12/31/18	$12.08	0.30	(0.35)	(0.05)	(0.08)	— (c)
Year Ended 12/31/17	$11.88	0.28	0.21	0.49	(0.29)	—
Year Ended 12/31/16	$11.98	0.27	0.15	0.42	(0.30)	(0.22)
Year Ended 12/31/15	$12.38	0.31	(0.27)	0.04	(0.32)	(0.12)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

							Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Capital Contribution From Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Investment Quality Bond VIP Series
Year Ended 12/31/19	(0.36)	—		$12.51	7.72%		0.56%	2.46%	0.74%	$610,439	96%
Year Ended 12/31/18	(0.08)	—		$11.95	(0.41)%		0.56%	2.52%	0.62%	$645,001	109%
Year Ended 12/31/17	(0.29)	—		$12.08	4.15%		0.56%	2.28%	0.61%	$726,721	83%
Year Ended 12/31/16	(0.52)	—	(c)	$11.88	3.53	%(d)	0.55%	2.17%	0.55%	$716,292	142%
Year Ended 12/31/15	(0.44)	—		$11.98	0.33%		0.56%	2.47%	0.56%	$755,696	41%

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Investment Quality Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
Asset Backed Securities	$—	$8,299,140	$8,299,140
Collateralized Mortgage Obligations	—	9,944,261	9,944,261
Corporate Bonds	—	263,367,358	263,367,358
Residential Mortgage Backed Securities	—	3,101,600	3,101,600
U.S. Government Mortgage Backed Agencies	—	235,753,830	235,753,830
U.S. Treasury Obligations	—	75,015,937	75,015,937
Collateral for Securities Loaned	4,317,073	—	4,317,073
Total	$4,317,073	$595,482,126	$599,799,199
Other Financial Instruments^:
Assets:
Credit Default Swap Agreements	—	281,897	281,897
Liabilities:
Futures Contracts	(163,591)	—	(163,591)
Total	$(163,591)	$281,897	$118,306

^  Futures Contracts and Credit Default Swap Agreements are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities and the segregated assets as identified in the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivatives Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with broker for futures contracts. As of December 31, 2019, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount)

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2019, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amount Presented in the Statement of Assets and Liabilities	Cash Collateral Received	Net Amount
Futures Contracts-Goldman Sachs & Co.	$1,406	$(1,406)	$—	$—	$—
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amount Presented in the Statement of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
Futures Contracts-Goldman Sachs & Co.	$12,813	$(1,406)	$11,407	$11,407	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by the Fund is disclosed in the Statements of Asset and Liabilities.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Credit Risk Exposure	$—	$281,897	$—	$—
Interest Rate Risk Exposure	—	—	163,591	—

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedule of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure	$—	$(4,912,240)	$—	$3,447,306
Interest Rate Risk Exposure	(1,407,778)	—	1,160,672	—

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains or losses on applicable securities, if any, are recorded as components of interest income on the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$4,188,743	$4,188,743	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Distributable Earnings/(Loss)	Capital
$(3)	$3

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$284,531,945	$202,451,830	$277,753,886	$457,106,924

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.56%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
$362,552	$441,458	$1,148,942	$1,952,952

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the

31

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,909,500	2	2.99%	$2,009,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,229,625	$—	$17,229,625
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,289,680	$—	$4,289,680

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,475,401	$—	$17,475,401	$(5,435,442)	$13,817,064	$25,857,023

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2019, the Fund had long-term capital loss carryforwards of $5,435,442 that are not subject to expiration.

During the tax year ended December 31, 2019, the Fund utilized $7,852,573 of capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$585,823,924	$16,145,670	$(2,170,395)	$13,975,275

32

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. The adoption of ASU 2017-08 had no material impact on information presented in the financial statements.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Investment Quality Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

34

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,025.70	$1,022.38	$2.86	$2.85	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including that independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to that independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the

39

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for the one-, three- and five-year periods, outperformed the benchmark index for the ten-year period, and underperformed the peer group median for the ten-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; (4) the transition of the investment team following the reorganization; and (5) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

40

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)
Trustee and Officer Information	28
Proxy Voting and Portfolio Holdings Information	31
Expense Examples	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory High Yield VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory High Yield VIP Series (the "Fund") seeks to provide current income. For the year ended December 31, 2019, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index") rose 14.32% while the Fund outperformed the benchmark Index, returning 15.89% respectively.

Security selection, particularly at the lower end of the ratings scale and in gaming and pharmaceuticals, was the source of the Fund's outperformance. The Fund's underweight position in the volatile energy sector also was a key contributor to its relative performance.

Asset allocation, specifically the Fund's out-of-Index allocation to floating rate bank loans, detracted from its performance relative to the Index, as did the Fund's underweight position in BB-rated bonds and security selection in manufacturing.

Portfolio Review

We slightly decreased our exposure to floating rate loans in the second half of the year, sometimes swapping out loans to add to existing high yield bond positions from the same issuer. Our exposure to loans remained substantial; however, their underperformance relative to high yield bonds created some compelling relative value opportunities.

Despite the possibility of idiosyncratic rallies in energy, particularly in response to geopolitical events, we continued to anticipate further deterioration in what we believe is an unfavorable supply and demand dynamic for oil, and thus we remained cautious about the sector.

We continued to view valuations in the higher-quality segment of the market as unattractive. We increased the Fund's CCC-rated exposure over the course of the year given our desire to capture excess return from company-specific opportunities while remaining nimble enough to reduce exposure quickly if necessary.

Overall Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed-income asset classes also broke into the double digits as the U.S. Federal Reserve (the "Fed") and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

5

Victory Variable Insurance Funds (Unaudited)

Victory High Yield VIP Series (continued)

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year Treasury returned 8.9%.

High Yield Market Review

What a difference 12 months made. At the end of 2018, the high-yield market was unloved, with yields approaching 8.0%. It seemed unthinkable that all would be forgiven another year into one of the longest positive credit cycles in memory, but that's what happened.

The Index advanced in bursts during the year with strong rallies in January, June, and December. The January 2019 advance was a Fed-fueled rebound from a sharply oversold December 2018; the June rally was triggered by both the Fed and an improvement in the trade outlook; and December brought a potent surge for riskier assets.

Quality led the way in 2019 with each successive rating category outperforming the one below it. At a time when riskier assets generally outperformed, the underperformance of CCC-rated bonds may seem like something of an enigma. The explanation was that this category contained a high percentage of distressed and defaulting energy companies. Excluding energy and commodities, CCC-rated bonds posted a respectable 12.0% annual return.

High Yield Market Outlook

The end of 2019 presented a mirror image of the high-yield market at the end of 2018. The year's rebound brought low absolute yields, tight credit spreads, lower coupon income, and increased sensitivity to increases in interest rates. Given these Index characteristics, investors could be forgiven for wondering what could possibly go...right?

With the Index as a whole, possibly not much. But with a highly selective, deeply researched, and focused portfolio, we believe there's still plenty that could go right.

The Index ended 2019 with rich valuations. Fully two-thirds of bonds in it were trading with yields below the 5.4% mean and 41% traded to a yield below 4.0%. Contrast this with year-end 2018 when only 3.6% of the Index traded to a yield below 4.0%. We believe that selectiveness is now more important than ever, and employing a concentrated, high-conviction strategy could potentially avoid the risk of owning low-yielding "passengers" that contribute little and dilute returns.

Sector risks also underscore the importance of research and selection. The high-yield market has experienced an increase in stressed companies in energy, health care, retail, and telecommunication, which together accounted for over 36% of the Index at year-end. Skillfully navigating or avoiding these industries could significantly distinguish portfolio returns from Index returns.

New issues are likely to present their own risks in 2020. Issuance is expected to decline from 2019 levels and a scarcity of deals could continue to produce overly generous terms for borrowers, including some unrealistic valuations at levels not seen since near the end of the previous credit cycle in 2007.

Throughout the year, our strategy continued to focus on mid- to lower-rated issues that we believed had clear catalysts for improvement. At the same time, we continued to choose

6

Victory Variable Insurance Funds (Unaudited)

Victory High Yield VIP Series (continued)

certain high-quality secured loans over bonds, often from the same issuer, given loans' more attractive valuations and minimal duration risk.

Overall Market Outlook

We believe that while the Fed's renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. We believe that much will continue to depend on whether investors view the Fed and its peers around the world as both committed to supporting growth and capable of doing so. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

As we attempt to balance the genuine benefit of current Fed policy and the minimal risk of imminent recession with the fact that the economy is decelerating and there are few obvious catalysts to boost returns, we believe it is important to take a highly selective approach rather than counting on broad-based spread tightening.

7

Victory Variable Insurance Funds (Unaudited)

Victory High Yield VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg Barclays U.S. Corporate High Yield Index[1]
One Year	15.89%	14.32%
Three Year	8.52%	6.37%
Five Year	7.08%	6.13%
Ten Year	7.32%	7.57%
Since Inception	6.05%	N/A

Expense Ratios

Gross	0.83%
With Applicable Waivers	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares or Principal Amount	Value
Common Stocks (1.6%)
Communication Services (1.6%):
AMC Networks, Inc., Class A (a)	3,000	$118,500
Cinemark Holdings, Inc.	2,500	84,625
TEGNA, Inc.	17,000	283,730
		486,855
Total Common Stocks (Cost $455,583)		486,855
Senior Secured Loans (27.0%)
1199169 BC ULC, 6.10% (LIBOR03M+400bps), 4/6/26 (b)	$87,194	87,725
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 6.60% (LIBOR03M+450bps), 5/4/25 (b)	391,425	390,446
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 9.45% (LIBOR01M+775bps), 8/15/25 (b)	500,000	437,915
Avaya, Inc., 1st Lien Term Loan B, 5.99% (LIBOR01M+425bps), 12/15/24 (b)	313,960	307,524
Bass Pro Group LLC, Term Loan B, 6.70% (LIBOR01M+500bps), 12/16/23 (b)	486,282	484,458
Clear Channel Outdoor Holdings, Inc., 5.20% (LIBOR01M+350bps), 11/25/26 (b)	249,375	250,532
CPM Holdings, Inc., 1st Lien Term Loan, 5.45% (LIBOR01M+375bps), 11/17/25 (b)	198,000	195,624
Crown Finance U.S., Inc., 1st Lien Term Loan B, 3.95% (LIBOR01M+225bps), 2/7/25 (b)	285,980	285,589
Dayco Products LLC , 6.16% (LIBOR03M+425bps), 5/19/24 (b)	487,500	424,125
Diamond Sports Group LLC, 5.03% (LIBOR01M+325bps), 8/24/26 (b)	249,375	248,856
Dynasty Acquisition Co., Inc., 6.10% (LIBOR03M+400bps), 4/6/26 (b)	162,181	163,169
GTT Communications, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 5/31/25 (b)	124,369	103,526
Hertz Corp., Term Loan B1, 4.46% (LIBOR01M+275bps), 6/30/23 (b)	479,644	482,143
Holley Purchaser, Inc., 1st Lien Term Loan, 6.93% (LIBOR03M+500bps), 10/24/25 (b)	198,000	185,130
II-VI, Inc., 5.21% (LIBOR01M+350bps), 9/24/26 (b)	249,375	250,310
LifeScan Global Corp., 1st Lien Term Loan, 8.06% (LIBOR06M+600bps), 6/19/24 (b)	465,000	441,555
Navistar, Inc., 1st Lien Term Loan B, 5.24% (LIBOR01M+350bps), 11/2/24 (b)	243,769	242,752
Nexstar Broadcasting, Inc., 1st Lien Term Loan, 4.45% (LIBOR01M+275bps), 6/20/26 (b)	250,000	251,165
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 10.86% (LIBOR03M+875bps), 7/1/24 (b)	250,000	248,750
Radiate Holdco LLC, 4.70% (LIBOR01M+300bps), 2/1/24 (b)	241,203	241,927
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 2/5/23 (b)	252,357	252,950
SIWF Holdings, Inc., 10.20% (LIBOR01M+850bps), 5/26/26 (b)	500,000	471,250
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 7.45% (LIBOR01M+575bps), 10/1/25 (b)	497,500	494,600
Spectacle Gary Holdings LLC, 10.80% (LIBOR01M+900bps), 10/17/24 (b) (c)	233,108	235,439
Spectacle Gary Holdings LLC 10/17/25 (c) (d)	16,892	17,061
Sprint Communications, Inc., 1st Lien Term Loan B, 4.25% (LIBOR01M+250bps), 2/2/24 (b)	491,162	486,372

See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Stars Group Holdings BV, 5.60% (LIBOR03M+350bps), 6/27/25 (b)	$429,563	$432,948
Tenneco, Inc., 1st Lien Term Loan B, 4.70% (LIBOR01M+300bps), 6/18/25 (b)	198,000	193,256
Total Senior Secured Loans (Cost $8,399,694)		8,307,097
Corporate Bonds (68.3%)
Communication Services (6.0%):
AMC Entertainment Holdings, Inc., 6.13%, 5/15/27, Callable 5/15/22 @ 103.06 (e)	500,000	457,200
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38 (e)	400,000	402,452
Consolidated Communications, Inc., 6.50%, 10/1/22, Callable 2/10/20 @ 101.63 (e)	250,000	228,358
Hughes Satellite Systems Corp., 6.63%, 8/1/26 (e)	500,000	553,995
Telesat Canada/Telesat LLC, 6.50%, 10/15/27, Callable 10/15/22 @ 103.25 (f)	200,000	208,174
		1,850,179
Consumer Discretionary (14.5%):
1011778 BC ULC / New Red Finance, Inc., 4.38%, 1/15/28, Callable 11/15/22 @ 102.19 (f)	220,000	221,663
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (e)	400,000	403,576
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	392,000	422,396
Eldorado Resorts, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5	400,000	441,712
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (f)	500,000	535,425
Installed Building Products, Inc., 5.75%, 2/1/28, Callable 2/1/23 @ 102.88 (f)	200,000	213,742
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	250,000	210,925
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	250,000	277,650
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (f)	250,000	265,640
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (f)	300,000	330,684
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (f)	500,000	573,289
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	550,000	550,049
		4,446,751
Consumer Staples (8.1%):
Albertsons Cos. LLC, 5.75%, 3/15/25, Callable 2/10/20 @ 104.31	500,000	518,715
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (f)	125,000	132,963
B&G Foods, Inc., 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	200,000	206,136
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (f) (g)	500,000	522,720
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (f)	500,000	483,929
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (f)	250,000	264,938
Simmons Foods, Inc., 7.75%, 1/15/24, Callable 1/15/21 @ 103.88 (f)	330,000	354,829
		2,484,230

See notes to financial statements.

10

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Energy (0.4%):
Citgo Holding, Inc., 9.25%, 8/1/24, Callable 8/1/21 @ 104.63 (f)	$125,000	$134,251
Financials (10.4%):
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24, Callable 2/15/21 @ 104.06 (f)	225,000	244,548
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (f)	200,000	204,314
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (f)	250,000	260,145
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (f) (g)	500,000	542,039
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23, Callable 2/15/20 @ 107.25 (f)	500,000	525,015
Eagle Holding Co. II LLC, 7.75%, 5/15/22, Callable 2/10/20 @ 101 (e) (f)	250,000	253,675
Gray Escrow, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (f)	120,000	133,702
Intelsat Jackson Holdings SA, 5.50%, 8/1/23, Callable 2/10/20 @ 101.83	250,000	214,575
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (f)	250,000	255,943
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (e) (f)	300,000	299,976
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (f)	250,000	257,215
		3,191,147
Health Care (9.2%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 2/10/20 @ 101.59 (f)	500,000	445,169
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (f) (g)	250,000	279,788
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06 (f)	500,000	517,395
Endo Finance LLC, 6.00%, 2/1/25, Callable 2/10/20 @ 103 (f)	200,000	135,398
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/10/20 @ 100 (e) (f) (g)	300,000	298,614
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 12/1/21 @ 104.88 (f)	300,000	339,534
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105 (e) (f)	250,000	273,983
Verscend Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 104.88 (f)	500,000	548,075
		2,837,956
Industrials (12.7%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/10/20 @ 103.69 (f)	500,000	396,875
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (e) (f) (g)	300,000	297,261
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/10/20 @ 102 (f)	250,000	224,088
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (e) (f)	470,000	472,109
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (f)	400,000	412,128
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41	500,000	527,640
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (e) (f)	500,000	521,830
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (e) (f) (g)	250,000	258,158
TransDigm, Inc., 6.50%, 7/15/24, Callable 2/10/20 @ 103.25	400,000	413,504
Triumph Group, Inc., 6.25%, 9/15/24, Callable 9/15/20 @ 103.13 (f)	150,000	157,821
United Rentals North America, Inc., 6.50%, 12/15/26, Callable 12/15/21 @ 103.25	200,000	220,098
		3,901,512
Materials (7.0%):
Ardagh Packaging Finance PLC/Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5 (f)	450,000	472,010
Greif, Inc., 6.50%, 3/1/27, Callable 3/1/22 @ 103.25 (e) (f)	400,000	432,996
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (f)	670,000	706,609
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (e) (f)	330,000	284,236

See notes to financial statements.

11

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (e) (f) (g)	$250,000	$247,958
		2,143,809
Total Corporate Bonds (Cost $20,224,695)		20,989,835
Collateral for Securities Loaned^ (14.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (h)	217,410	217,410
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (h)	1,197,776	1,197,776
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (h)	36,313	36,313
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (h)	723,580	723,580
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (h)	795,995	795,995
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (h)	1,591,935	1,591,935
Total Collateral for Securities Loaned (Cost $4,563,009)		4,563,009
Total Investments (Cost $33,642,981) — 111.7%		34,346,796
Liabilities in excess of other assets — (11.7)%		(3,607,258)
NET ASSETS — 100.00%		$30,739,538

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(c)  Security purchased on a when-issued basis.

(d)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(e)  All or a portion of this security is on loan.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $14,940,854 and amounted to 48.6% of net assets.

(g)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(h)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

ULC — Unlimited Liability Co.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory High Yield VIP Series
ASSETS:
Investments, at value (Cost $33,642,981)	$34,346,796	(a)
Cash and cash equivalents	794,142
Interest and dividends receivable	440,242
Receivable for capital shares issued	4,939
Receivable for investments sold	9,994
Receivable from Adviser	8,472
Prepaid expenses	1,987
Total Assets	35,606,572
LIABILITIES:
Payables:
Collateral received on loaned securities	4,563,009
Investments purchased	242,500
Capital shares redeemed	18,593
Accrued expenses and other payables:
Investment advisory fees	15,698
Administration fees	1,474
Custodian fees	2,560
Transfer agent fees	3,588
Compliance fees	20
Trustees' fees	63
Other accrued expenses	19,529
Total Liabilities	4,867,034
NET ASSETS:
Capital	31,704,358
Total distributable earnings/(loss)	(964,820)
Net Assets	$30,739,538
Shares (unlimited shares authorized with a par value of $0.001 per share):	4,177,521
Net asset value:	$7.36

(a)  Includes $4,395,413 of securities on loan.
See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory High Yield VIP Series
Investment Income:
Dividends	$16,135
Interest	2,216,389
Securities lending (net of fees)	21,154
Total Income	2,253,678
Expenses:
Investment advisory fees	190,287
Administration fees	19,396
Custodian fees	12,878
Transfer agent fees	43,321
Trustees' fees	3,986
Compliance fees	214
Legal and audit fees	14,571
Other expenses	29,949
Total Expenses	314,602
Expenses waived/reimbursed by Adviser	(32,348)
Net Expenses	282,254
Net Investment Income (Loss)	1,971,424
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	11,875
Net change in unrealized appreciation/depreciation on investment securities	2,697,750
Net realized/unrealized gains on investments	2,709,625
Change in net assets resulting from operations	$4,681,049

See notes to financial statements.

14

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,971,424	$2,232,471
Net realized gains (losses) from investments	11,875	356,829
Net change in unrealized appreciation/depreciation on investments	2,697,750	(2,369,605)
Change in net assets resulting from operations	4,681,049	219,695
Change in net assets resulting from distributions to shareholders	(2,209,102)	(179,666)
Change in net assets resulting from capital transactions	(2,650,644)	(6,521,715)
Change in net assets	(178,697)	(6,481,686)
Net Assets:
Beginning of period	30,918,235	37,399,921
End of period	$30,739,538	$30,918,235
Capital Transactions:
Proceeds from shares issued	$1,334,140	$1,232,848
Distributions reinvested	2,209,102	179,666
Cost of shares redeemed	(6,193,886)	(7,934,229)
Change in net assets resulting from capital transactions	$(2,650,644)	$(6,521,715)
Share Transactions:
Issued	176,852	176,340
Reinvested	300,558	26,344
Redeemed	(822,666)	(1,133,739)
Change in Shares	(345,256)	(931,055)

See notes to financial statements.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions
Victory High Yield VIP Series
Year Ended 12/31/19	$6.84	0.47	0.62	1.09	(0.57)	—	(0.57)
Year Ended 12/31/18	$6.86	0.45	(0.43)	0.02	(0.04)	—	(0.04)
Year Ended 12/31/17	$6.63	0.42	0.24	0.66	(0.43)	—	(0.43)
Year Ended 12/31/16	$6.13	0.41	0.53	0.94	(0.45)	—	(0.45)
Year Ended 12/31/15	$6.90	0.43	(0.75)	(0.32)	(0.44)	(0.01)	(0.45)

*  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.15% for the period shown. (See Note 8)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory High Yield VIP Series
Year Ended 12/31/19	—	$7.36	15.89%		0.89%	6.22%	0.99%	$30,739	60%
Year Ended 12/31/18	—	$6.84	0.29%		0.83%	6.38%	0.83%	$30,918	94%
Year Ended 12/31/17	—	$6.86	9.94%		0.79%	6.02%	0.79%	$37,411	173%
Year Ended 12/31/16	0.01	$6.63	15.44	%(c)	0.87%	6.31%	0.87%	$38,842	159%
Year Ended 12/31/15	—	$6.13	(4.58)%		0.89%	6.15%	0.89%	$38,503	148%

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory High Yield VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1	LEVEL 2	Total
Common Stocks	$486,855	$—	$486,855
Senior Secured Loans	—	8,307,097	8,307,097
Corporate Bonds	—	20,989,835	20,989,835
Collateral for Securities Loaned	4,563,009	—	4,563,009
Total	$5,049,864	$29,296,932	$34,346,796

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities and the segregated assets as identified in the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains or losses on applicable securities, if any, are recorded as components of interest income on the Statement of Operations.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$4,395,413	$4,395,413	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Distributable Earnings/(Loss)	Capital
$(5)	$5

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$18,423,180	$21,719,334

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees, which are paid by VCM to Park Avenue, do not represent a separate or additional expense to the Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.60% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.89%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2022	Total
$32,348	$32,348

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,209,102	$—	$2,209,102
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$179,666	$—	$179,666

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$1,971,684	$—	$1,971,684	$(3,640,076)	$703,572	$(964,820)

As of the tax year ended December 31, 2019, the Fund has short-term and long-term capital loss carryforwards of $949,620 and $2,690,456, respectively, that are not subject to expiration.

During the tax year ended December 31, 2019, the Fund utilized $11,713 of capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,643,224	$1,212,145	$(508,573)	$703,572

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. The adoption of ASU 2017-08 had no material impact on information presented in the financial statements

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory High Yield VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

27

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011- 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,051.30	$1,020.72	$4.60	$4.53	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 1%.

Dividends qualified for corporate dividends received deductions of 1%.

32

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of the Fund (the "Sub-Advisory Agreement"), at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and both the Agreement and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Agreement, the Board requested, and the Adviser or the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement and the Sub-Advisory Agreement should be continued. The Board reviewed numerous factors with respect to the Fund, including the Sub-Adviser's history as sub-adviser for the predecessor fund and the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index and considered the fact that the Fund outperformed both the benchmark index and the peer group median for the one- and three-year periods, underperformed the benchmark index for the five- and ten-year periods, outperformed the peer group median for the five-year period, and matched the peer group median for the ten-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Advisory Contract Renewal	37
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory INCORE Low Duration Bond VIP Series

Victory Variable Insurance Funds (Unaudited)

Following a small dip in early October, interest rates and stocks both took a steep trip higher in Q4 concluding an impressive year for both stocks and bonds. Themes driving 2019 returns included an about face on monetary policy by the U.S. Federal Reserve, a global reach for yield driven by negative interest rate policies in Japan and Europe, a resilient U.S. consumer, and easing trade tensions.

Taking its cues from market volatility in late 2018 and early 2019, the Federal Reserve quickly changed course from their December 2018 stance of "auto-pilot" on quantitative tightening, and the need for more interest rate increases in 2019. As the yield curve inverted in Q3, the Federal Reserve responded by lowering the Federal Funds Target Rate by .75% over three meetings. In late Q3 and Q4 repurchase rate volatility inspired the Federal Reserve to end quantitative tightening and instead expand their balance sheet by purchasing $173 billion in U.S. Treasury securities, the bulk of the purchases being in U.S. Treasury bills. Chairman Powell convinced board members to cut rates enough to un-invert the yield curve, and moved them to a low-inflation, rates-lower-for-longer outlook. This policy reversal moved longer term yields lower by nearly 1% for the year, providing the bond market with strong absolute returns in 2019. Negative interest rate policies in Japan and Europe also drove international investors to the U.S. bond market in search of positive yields, and lower rates domestically inspired U.S. investors to reach for yield, providing an even greater boost to corporate bond returns relative to U.S. Treasuries.

The U.S. consumer, not surprisingly, remained confident and seemingly willing to spend. U3 (U.S. official) unemployment rate is at 3.5%, and U6 (broader measure) unemployment rate is at 6.7% and trending lower, are both at generational lows. The percentage of U.S. workers who perceive jobs as plentiful versus those who perceive jobs as hard to get are at levels not seen since the records set in the late 1990s, and personal income grew 3.9% over the year. This confidence reflected in retail sales which grew at a 5.8% annual rate, ending the year with strong holiday sales and counterbalancing lackluster business investment due to trade tensions, and driving U.S. GDP to grow at 2.3% with inflation running at a benign 1.6%.

Progress in trade negotiations late in the year brightened the outlook for business and investment, moving markets higher at the end of the year. After months of negotiations to modify the USMCA trade deal with Canada and Mexico, the treaty was passed by the House of Representatives in December, and may be ratified by the Senate soon. Progress was also made with China as a Phase 1 trade deal was scheduled to be signed on January 15.

The Victory INCORE Low Duration Bond VIP Series (the "Fund") seeks to provide a high level of current income consistent with preservation of capital. For the year, the Fund returned 3.79%, ahead of the Bloomberg Barclays U.S. Government 1-3 Year Bond Index which returned 3.59%. While the Fund was positioned relatively defensively early in the year, overweight to high yield and corporate bonds boosted returns, while duration and yield curve positioning detracted from returns.

5

Victory Variable Insurance Funds (Unaudited)

Victory INCORE Low Duration Bond VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	8/28/03
	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	3.79%	3.59%
Three Year	2.14%	1.86%
Five Year	1.78%	1.40%
Ten Year	1.97%	1.25%
Since Inception	2.58%	N/A

Expense Ratios

Gross	0.58%
With Applicable Waivers	0.53%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (6.2%)
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 3/8/21 @ 100 (a)	$1,635,000	$1,635,419
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.34%, 8/8/21, Callable 2/8/20 @ 100 (a)	1,617,211	1,618,878
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 11/18/21 @ 100 (a)	1,385,000	1,386,888
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 9/18/22 @ 100 (a)	2,800,000	2,841,352
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class B, 2.22%, 5/16/22, Callable 7/15/21 @ 100 (a) (b)	1,700,000	1,701,076
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 3/15/21 @ 100 (a) (b)	55,940	55,953
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 1/15/21 @ 100 (a)	1,271,112	1,272,409
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 8/15/21 @ 100 (a)	79,271	79,263
Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.03%, 9/15/22, Callable 10/15/21 @ 100 (a)	1,963,057	1,966,747
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 2/20/21 @ 100 (a) (b)	1,585,000	1,597,184
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24 (a)	1,610,000	1,609,986
Total Asset Backed Securities (Cost $15,716,082)		15,765,155
Collateralized Mortgage Obligations (2.5%)
Galaxy CLO Ltd., Series 2017-24A, Class A, 3.12% (LIBOR03M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (b) (c)	1,000,000	992,750
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (b) (d)	2,000,000	2,111,132
Morgan Stanley BAML Trust, Series 2013-C13, Class A2, 2.94%, 11/15/46 (a)	14,691	14,755
Steele Creek CLO Ltd., Series 2017-1A, Class A, 3.25% (LIBOR03M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	2,175,000	2,167,918
Voya CLO Ltd., Series 2017-4A, Class A1, 3.13% (LIBOR03M+113bps), 10/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	1,000,000	996,862
Total Collateralized Mortgage Obligations (Cost $6,369,260)		6,283,417
Corporate Bonds (41.9%)
Communication Services (3.6%):
Activision Blizzard, Inc., 2.60%, 6/15/22, Callable 5/15/22 @ 100	420,000	425,141
AT&T, Inc. 2.45%, 6/30/20, Callable 5/30/20 @ 100 (a)	4,079,000	4,090,095
3.20%, 3/1/22, Callable 2/1/22 @ 100 (a)	468,000	479,232
4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	471,000	516,965
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (a)	2,255,000	2,296,424

See notes to financial statements.

7

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	$200,000	$222,110
3.38%, 2/15/25 (a)	325,000	344,048
3.01% (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (c)	719,000	735,127
		9,109,142
Consumer Discretionary (5.2%):
Best Buy Co., Inc. 5.50%, 3/15/21, Callable 12/15/20 @ 100 (a) (e)	2,115,000	2,181,432
4.45%, 10/1/28, Callable 7/1/28 @ 100 (a)	375,000	411,364
BorgWarner, Inc., 4.63%, 9/15/20 (a)	859,000	872,675
D. R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100	1,506,000	1,606,315
D. R. Horton, Inc., 4.00%, 2/15/20 (a)	2,133,000	2,137,244
General Motors Co., 4.88%, 10/2/23 (a)	473,000	509,331
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (a)	2,622,000	2,652,992
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	2,985,000	3,114,160
		13,485,513
Consumer Staples (3.0%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	568,000	616,757
Constellation Brands, Inc. 2.61% (LIBOR03M+70bps), 11/15/21, Callable 2/10/20 @ 100 (a) (c)	2,500,000	2,503,674
4.65%, 11/15/28, Callable 8/15/28 @ 100 (a)	343,000	385,776
Ingredion, Inc., 4.63%, 11/1/20 (a)	900,000	918,153
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b)	1,000,000	1,017,830
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100	1,270,000	1,341,603
Pernod Ricard SA, 4.25%, 7/15/22 (b)	767,000	806,608
		7,590,401
Energy (4.2%):
Continental Resources, 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	732,000	767,041
Ecopetrol SA, 5.88%, 9/18/23 (a)	454,000	504,004
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	918,000	920,800
LUKOIL International Finance BV, 6.13%, 11/9/20 (a) (b)	2,815,000	2,907,614
Marathon Petroleum Corp., 3.40%, 12/15/20, Callable 11/15/20 @ 100 (a)	1,040,000	1,052,032
Pioneer Natural Resource Co. 7.50%, 1/15/20 (a)	1,135,000	1,136,997
3.45%, 1/15/21, Callable 12/15/20 @ 100 (a)	1,825,000	1,849,126
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100	925,000	932,539
Valero Energy Corp., 4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	350,000	377,430
		10,447,583
Financials (9.1%):
Alleghany Corp., 5.63%, 9/15/20 (a)	800,000	818,952
Bank of America Corp. 2.25%, 4/21/20, MTN (a)	1,300,000	1,301,183
2.33% (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (c)	754,000	755,538
4.20%, 8/26/24, MTN (a)	421,000	452,297

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Capital One Financial Corp. 2.50%, 5/12/20, Callable 4/12/20 @ 100 (a)	$590,000	$590,761
3.45%, 4/30/21, Callable 3/30/21 @ 100 (a)	3,500,000	3,562,825
3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	627,000	652,839
Citigroup, Inc. 2.95% (LIBOR03M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (c)	1,500,000	1,519,079
4.45%, 9/29/27 (a)	371,000	408,838
Enel Finance International NV, 2.88%, 5/25/22 (b)	1,525,000	1,543,864
Fifth Third Bancorp, 3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	731,000	771,198
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/10/20 @ 101.34 (a)	325,000	330,034
Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/10/20 @ 100 (a)	335,000	335,107
Morgan Stanley 2.65%, 1/27/20 (a)	1,355,000	1,355,488
4.88%, 11/1/22 (a)	918,000	984,592
Newcrest Finance Pty Ltd. 4.45%, 11/15/21 (a) (b)	1,569,000	1,626,127
4.20%, 10/1/22 (a) (b)	1,756,000	1,832,439
The Goldman Sachs Group, Inc., 3.08% (LIBOR03M+117bps), 11/15/21, Callable 11/15/20 @ 100 (a) (c)	1,500,000	1,511,595
ZB NA, 3.50%, 8/27/21 (a)	1,465,000	1,498,212
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/4/22 @ 100 (a) (e)	910,000	932,723
		22,783,691
Health Care (3.9%):
AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100 (a)	1,094,000	1,097,960
Amgen, Inc., 2.20%, 5/11/20 (a)	2,705,000	2,706,759
Biogen, Inc., 2.90%, 9/15/20 (a)	2,623,000	2,639,761
Bristol-Myers Squibb Co., 2.88%, 2/19/21 (b)	3,020,000	3,055,062
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100	515,000	525,182
		10,024,724
Industrials (2.2%):
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/30/20 (a)	2,015,000	2,055,945
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (e)	1,025,000	1,063,909
Fortive Corp., 3.15%, 6/15/26, Callable 3/15/26 @ 100 (a)	176,000	180,224
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100 (a)	1,150,000	1,168,124
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	358,000	361,627
Spirit AeroSystems, Inc., 2.69% (LIBOR03M+80bps), 6/15/21, Callable 2/10/20 @ 100 (a) (c)	1,000,000	996,420
		5,826,249
Information Technology (3.8%):
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a)	861,000	873,855
FLIR Systems, Inc., 3.13%, 6/15/21, Callable 5/15/21 @ 100 (a) (e)	2,050,000	2,064,617
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	459,000	505,295
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100 (a)	2,928,000	2,963,048
NetApp, Inc., 3.38%, 6/15/21, Callable 4/15/21 @ 100 (a)	1,310,000	1,332,375
VMware, Inc., 2.30%, 8/21/20 (a)	2,110,000	2,113,524
		9,852,714

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Materials (2.1%):
Anglo American Capital PLC, 4.13%, 4/15/21 (a) (b)	$3,275,000	$3,344,004
Celanese US Holdings LLC, 4.63%, 11/15/22	780,000	824,717
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (a)	502,000	526,859
Lyondellbasell Industries NV, 6.00%, 11/15/21, Callable 8/17/21 @ 100 (a)	800,000	849,704
		5,545,284
Real Estate (2.4%):
CubeSmart, LP, 4.80%, 7/15/22, Callable 4/15/22 @ 100 (a)	2,731,000	2,885,656
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (a)	2,200,000	2,228,754
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100	967,000	991,852
		6,106,262
Utilities (2.4%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (a)	1,950,000	1,959,945
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (a)	2,117,000	2,173,121
3.95%, 6/15/25, Callable 3/15/25 @ 100 (a)	541,000	581,402
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100	1,345,000	1,367,300
		6,081,768
Total Corporate Bonds (Cost $105,706,734)		106,853,331
Residential Mortgage Backed Securities (3.6%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.34%, 10/25/33, Callable 1/25/20 @ 100 (a) (d)	405,124	405,124
Bear Stearns Alt-A Trust, Series 2004-6, Class 1A, 2.43% (LIBOR01M+64bps), 7/25/34, Callable 1/25/20 @ 100 (a) (c)	61,911	61,696
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 12/31/49 (a)	2,385	2,474
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 4.09%, 11/25/34, Callable 1/25/20 @ 100 (a) (d)	301,135	301,135
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (a)	1,906	1,914
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 9/25/29 @ 100 (a) (b) (d)	516,927	524,304
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/20 @ 100 (a)	1,564	1,504
JPMorgan Mortgage Trust, Series 2016-3, Class 1A3, 3.50%, 10/25/46, Callable 6/25/25 @ 100 (a) (b) (d)	1,103,133	1,118,855
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.98%, 10/25/29, Callable 7/25/23 @ 100 (a) (b) (d)	1,680,325	1,699,721
JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 1/25/28 @ 100 (a) (b) (d)	744,476	755,030
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 11/25/24 @ 100 (a) (b) (d)	2,084,535	2,079,951
Madison Park Funding Ltd., Series 2007-4A, Class AR, 3.13% (LIBOR03M+120bps), 7/29/30, Callable 1/29/20 @ 100 (a) (b) (c)	1,750,000	1,749,061
Residential Asset Securities Corp., Series 2005-KS1, Class M1, 2.47% (LIBOR01M+68bps), 2/25/35, Callable 1/25/20 @ 100 (a) (c)	519,942	517,390

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/20 @ 100 (a)	$186	$186
Total Residential Mortgage Backed Securities (Cost $9,230,107)		9,218,345
U.S. Government Mortgage Backed Agencies (14.4%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (a)	814,580	898,121
5.50%, 10/25/23 (a)	4,502	4,694
Series 4207, Class JD, 1.50%, 5/15/28 (a)	2,066,398	2,020,908
Series 4430, Class NG, 2.50%, 2/15/38 (a)	1,387,932	1,392,604
7.00%, 9/1/38 (a)	3,907	4,699
Series 4320, Class AP, 3.50%, 7/15/39 (a)	804,205	832,428
Series 3713, Class PA, 2.00%, 2/15/40 – 4/15/44 (a)	8,443,616	8,366,554
Series 4444, Class CH, 3.00%, 1/15/41	2,285,442	2,326,596
Series 4049, Class AB, 2.75%, 12/15/41 (a)	478,248	483,161
		16,329,765
Federal National Mortgage Association Series 2012-63, Class VG, 4.00%, 8/25/23 (a)	340,694	349,053
Series 2010-156, Class DY, 3.50%, 1/25/26 – 3/25/44 (a)	4,934,371	5,030,591
6.00%, 2/1/37 (a)	941,638	1,079,555
Series 2013-33, Class UD, 2.50%, 4/25/39 – 5/25/40 (a)	2,612,286	2,627,779
Series 2011-21, Class PA, 4.50%, 5/25/40 (a)	1,940,620	2,020,653
Series 2011-101, Class LA, 3.00%, 10/25/40 (a)	764,980	775,003
5.00%, 2/1/41 – 10/1/41 (a)	3,082,198	3,398,515
		15,281,149
Government National Mortgage Association Series 2016-156, Class AP, 2.25%, 12/20/42 (a)	3,430,661	3,427,288
Series 2018-22, Class JA, 3.00%, 1/20/44 (a)	1,560,209	1,579,605
		5,006,893
Total U.S. Government Mortgage Backed Agencies (Cost $36,458,434)		36,617,807
U.S. Treasury Obligations (28.9%)
U.S. Treasury Bills 1.23%, 1/2/20 (a) (f)	3,301,000	3,300,774
1.47%, 3/26/20 (f)	11,655,000	11,614,191
U.S. Treasury Notes 1.50%, 8/31/21	55,000,000	54,911,914
1.50%, 8/15/22	4,000,000	3,991,563
Total U.S. Treasury Obligations (Cost $73,740,080)		73,818,442
Collateral for Securities Loaned^ (0.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (g)	31,361	31,361
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (g)	172,778	172,778
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (g)	5,238	5,238
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (g)	104,376	104,376

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (g)	114,821	$114,821
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (g)	229,635	229,635
Total Collateral for Securities Loaned (Cost $658,209)		658,209
Total Investments (Cost $247,878,906) — 97.8%		249,214,706
Other assets in excess of liabilities — 2.2%		5,482,898
NET ASSETS — 100.00%		$254,697,604

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $33,683,345 and amounted to 13.2% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at December 31, 2019.

(g)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	390	3/31/20	$84,115,757	$84,045,000	$(70,757)

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	263	3/31/20	$31,268,427	$31,194,266	$74,161
	Total unrealized appreciation				$74,161
	Total unrealized depreciation				(70,757)
	Total net unrealized appreciation(depreciation)				$3,404

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument*	Fixed Deal Received Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2019 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 33	5.00%	12/20/24	Quarterly	2.79%	$5,643,000	$544,769	$429,997	$114,772
						$544,769	$429,997	$114,772

*  As of December 31, 2019, the CDX North America High Yield Index (the "Index") included securities which had defaulted and represented 1% of the Index. Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the Index.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory INCORE Low Duration Bond VIP Series
ASSETS:
Investments, at value (Cost $247,878,906)	$249,214,706	(a)
Cash and cash equivalents	1,763,711
Deposits with brokers for futures contracts	1,092,675
Deposits with brokers for swap agreements	2,040,757
Interest and dividends receivable	1,363,068
Receivable for capital shares issued	2,000
Variation margin receivable on open futures contracts	24,445
Receivable from Adviser	68,244
Prepaid expenses	16,525
Total Assets	255,586,131
LIABILITIES:
Payables:
Collateral received on loaned securities	658,209
Capital shares redeemed	48,657
Variation margin on open swap agreements	2,529
Accrued expenses and other payables:
Investment advisory fees	97,818
Administration fees	12,234
Custodian fees	2,444
Transfer agent fees	29,463
Compliance fees	166
Trustees' fees	527
Other accrued expenses	36,480
Total Liabilities	888,527
NET ASSETS:
Capital	253,054,781
Total distributable earnings/(loss)	1,642,823
Net Assets	$254,697,604
Shares (unlimited shares authorized with a par value of $0.001 per share):	24,383,992
Net asset value:	$10.45

(a)  Includes $639,947 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory INCORE Low Duration Bond VIP Series
Investment Income:
Interest	$7,031,732
Securities lending (net of fees)	1,947
Total Income	7,033,679
Expenses:
Investment advisory fees	1,178,472
Administration fees	160,142
Custodian fees	17,689
Transfer agent fees	356,966
Trustees' fees	23,426
Compliance fees	1,782
Legal and audit fees	35,801
Other expenses	73,220
Total Expenses	1,847,498
Expenses waived/reimbursed by Adviser	(459,668)
Net Expenses	1,387,830
Net Investment Income (Loss)	5,645,849
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	483,983
Net realized gains (losses) from futures contracts	382,956
Net realized gains (losses) from swap agreements	(1,859,807)
Net change in unrealized appreciation/depreciation on investment securities	4,045,486
Net change in unrealized appreciation/depreciation on futures contracts	(690,127)
Net change in unrealized appreciation/depreciation on swap agreements	1,597,266
Net realized/unrealized gains on investments	3,959,757
Change in net assets resulting from operations	$9,605,606

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$5,645,849	$5,274,270
Net realized gains (losses) from investments	(992,868)	(154,847)
Net change in unrealized appreciation/depreciation on investments	4,952,625	(2,268,960)
Change in net assets resulting from operations	9,605,606	2,850,463
Change in net assets resulting from distributions to shareholders	(5,011,793)	(1,374,412)
Change in net assets resulting from capital transactions	(14,344,949)	(29,333,670)
Change in net assets	(9,751,136)	(27,857,619)
Net Assets:
Beginning of period	264,448,740	292,306,359
End of period	$254,697,604	$264,448,740
Capital Transactions:
Proceeds from shares issued	$20,029,224	$20,030,792
Distributions reinvested	5,011,793	1,374,412
Cost of shares redeemed	(39,385,966)	(50,738,874)
Change in net assets resulting from capital transactions	$(14,344,949)	$(29,333,670)
Share Transactions:
Issued	1,914,121	1,955,580
Reinvested	480,517	134,219
Redeemed	(3,753,428)	(4,949,055)
Change in Shares	(1,358,790)	(2,859,256)

See notes to financial statements.

16

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17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory INCORE Low Duration Bond VIP Series
Year Ended 12/31/19	$10.27	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 12/31/18	$10.22	0.19	(0.09)	0.10	(0.05)	—	(0.05)
Year Ended 12/31/17	$10.20	0.15	0.02	0.17	(0.15)	—	(0.15)
Year Ended 12/31/16	$10.13	0.12	0.09	0.21	(0.14)	—	(0.14)
Year Ended 12/31/15	$10.22	0.14	(0.09)	0.05	(0.14)	—	(0.14)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Portfolio turnover increased due to a change within the portfolio holdings during the year.

(d)  Amount is less than $0.005 per share.

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Low Duration Bond VIP Series
Year Ended 12/31/19	—		$10.45	3.79%		0.53%	2.16%	0.71%	$254,698	75%
Year Ended 12/31/18	—		$10.27	1.01%		0.53%	1.85%	0.58%	$264,449	55%
Year Ended 12/31/17	—		$10.22	1.64%		0.53%	1.44%	0.58%	$292,306	91	%(c)
Year Ended 12/31/16	—	(d)	$10.20	2.04	%(e)	0.53%	1.21%	0.53%	$273,151	55%
Year Ended 12/31/15	—		$10.13	0.47%		0.53%	1.33%	0.53%	$276,164	38%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Low Duration Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
Asset Backed Securities	$—	$15,765,155	$15,765,155
Collateralized Mortgage Obligations	—	6,283,417	6,283,417
Corporate Bonds	—	106,853,331	106,853,331
Residential Mortgage Backed Securities	—	9,218,345	9,218,345
U.S. Government Mortgage Backed Agencies	—	36,617,807	36,617,807
U.S. Treasury Obligations	—	73,818,442	73,818,442
Collateral for Securities Loaned	658,209	—	658,209
Total	$658,209	$248,556,497	$249,214,706
Other Financial Instruments^:
Assets:
Futures Contracts	74,161	—	74,161
Credit Default Swap Agreements	—	114,772	114,772
Liabilities:
Futures Contracts	(70,757)	—	(70,757)
Total	$3,404	$114,772	$118,176

^  Futures Contracts and Credit Default Swap Agreements are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities and the segregated assets as identified in the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with broker for futures contracts. As of December 31, 2019, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2019, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amount Presented in the Statement of Assets and Liabilities	Cash Collateral Received	Net Amount
Futures Contracts-Goldman Sachs & Co.	$24,445	$—	$24,445	$—	$24,445

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Credit Risk Exposure	$—	$114,772	$—	$—
Interest Rate Risk Exposure	74,161	—	70,757	—

*Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedule of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statement of Assets and Liabilities.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure	$—	$(1,859,807)	$—	$1,597,266
Interest Rate Risk Exposure	382,956	—	(690,127)	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The volume associated with derivative positions in the Fund was 36% based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2019.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains or losses on applicable securities, if any, are recorded as components of interest income on the Statement of Operations.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$639,947	$639,947	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$53,686,786	$108,766,726	$109,621,132	$59,364,623

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.45% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.53%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
$132,033	$155,683	$459,668	$747,384

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$5,011,793	$—	$5,011,793

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,374,412	$—	$1,374,412

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$6,215,649	$—	$6,215,649	$(5,898,311)	$1,325,485	$1,642,823

As of the tax year ended December 31, 2019, the Fund had short-term and long-term capital loss carryforwards of $1,664,163 and $4,234,148, respectively, that are not subject to expiration.

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$247,889,221	$1,742,694	$(417,209)	$1,325,485

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. The adoption of ASU 2017-08 had no material impact on information presented in the financial statements.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Low Duration Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

32

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011- 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,012.30	$1,022.53	$2.69	$2.70	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including
37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, with the exception of the one-year period, and underperformed the peer group median for all of the periods reviewed, with the exception of the ten-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; (4) the transition of the investment team following the reorganization; and (5) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)
Trustee and Officer Information	28
Proxy Voting and Portfolio Holdings Information	31
Expense Examples	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory RS International VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Portfolio Review

The Victory RS International VIP Series (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the MSCI EAFE Index (the "Index") rose 22.01% while the Fund outperformed the Index, returning 22.79%.

The Fund's performance relative to the Index was aided by positive stock selection in a number of economic sectors, including Financials, Consumer discretionary, and Utilities. Negative stock selection in the Real Estate, and Communication Services sectors detracted from relative performance. From a regional perspective, Fund investments in Sweden, Japan, Italy, and the United Kingdom benefitted relative results, while stock selection was negative in Spain and the Netherlands.

Key individual contributors for the period included Atlas Copco AB, a Swedish supplier of industrial equipment, and Next PLC, a multinational retailer of clothing and home wares based in the United Kingdom. Enel SpA, an Italian distributor of gas and electricity, also aided relative returns.

Telefonica, S.A., a telecommunications provider based in Spain, was the largest detractor from relative performance for the period. Australian shopping center developer and operator, Scentre Group, also detracted from relative results, as did United Arrows Ltd., a clothing and accessories retailer based in Japan.

Market Review

Fears of an end to the historic bull run were once again proven overdone as international markets, as measured by the Index, soared 22% during 2019 and posted a financial crisis high in late December. Despite a steady drumbeat of negative news flow, the Index recorded one of its best performances of the decade. However, you would have struggled to reach that conclusion based on the macroeconomic picture alone.

Starting in the United Kingdom, with the decisive election of Prime Minister Boris Johnson in December, the country finally may achieve some resolution three years on from its initial vote to leave the European Union. However, much of the year was spent under a shroud of uncertainty making the local market performance, +21%, and currency strength, +4% against the U.S. dollar, all the more surprising.

Meanwhile, on the Continent, the European Manufacturing PMI continued to grind lower finishing December at a dismal 46.3, driven by Germany where exports continued to slow. France and Spain were less of a drag but not enough to keep the Eurozone from heading towards its lowest growth rate since 2012. But like the United Kingdom, European equity securities not only shook it off but managed to thrive by soaring almost 25%.

China appears to have taken the brunt of the trade war impact. Both imports and exports are likely to finish the year in the red as consumer confidence waned and tariffs took their

5

Victory Variable Insurance Funds (Unaudited)

Victory RS International VIP Series (continued)

toll. Market observers had expected a recovery in the second half but were left disappointed as the growth in auto sales remained negative despite easy comparisons to 2018. Asia ex-Japan, where exports to China are important, took collateral damage. Notably, GDP in South Korea and Taiwan slowed for the third consecutive year. As for Japan, exports plunged over 2%, but the domestic economy remained resilient. When it comes to equity securities though, the story was positive with stocks in most Asian countries posting high-teen returns.

One common thread, which may explain at least some of the disconnect between the stellar performance of equity securities and the more decidedly mixed economic outlook, is global monetary policy. From the U.S. Federal Reserve cutting rates by 75 basis points to the European Central Bank cutting the deposit rate to -.5% to the Bank of China slashing the reserve requirement ratio, central banks with few exceptions were in easing mode. The extent to which global easing buoyed stock prices is up for debate, but it does appear it had some positive impact.

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The RS Global Markets team's proprietary QVS (Quality, Value, and Sentiment) (the "Model") scours the globe, screening over 10,000 companies while looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

Last year, all factors contributed positively to composite Model performance led by Quality and Sentiment. By region, the Model performed best in Asia ex. Japan and had negative performance only in Japan. Within Japan, negative Value and Sentiment factor performance both contributed to negative overall Model performance.

Out of favor for the better part of the decade, Value as a factor was a hot topic in 2019, showing signs of leadership at different points during the year. Alas, it was not to be, as our Value factor, though positive in absolute terms, underperformed the Quality and Sentiment components of the overall Model. That said, Value was the strongest factor in Emerging Markets, and had negative performance only in Japan.

Outlook

We expect market volatility to increase and will continue to be vigilant when constructing the Fund's portfolio, remaining sector- and region-neutral, as we believe that strong risk management should be at the forefront of any strategy. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance. In our view, stock selection can be far more impactful to fund performance than allocation.

6

Victory Variable Insurance Funds (Unaudited)

Victory RS International VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index[1]
One Year	22.79%	22.01%
Three Year	11.30%	9.56%
Five Year	7.15%	5.67%
Ten Year	6.73%	5.50%
Since Inception	7.18%	N/A

Expense Ratios

Gross	0.94%
With Applicable Waivers	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (97.3%)
Australia (5.9%):
Financials (1.4%):
Macquarie Group Ltd.	21,562	$2,087,715
Health Care (1.7%):
CSL Ltd.	12,937	2,507,723
Materials (1.7%):
BHP Group Ltd.	96,556	2,643,368
Real Estate (1.1%):
Scentre Group	596,529	1,605,073
		8,843,879
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	10,114	762,862
China (2.1%):
Communication Services (1.1%):
Tencent Holdings Ltd.	35,500	1,710,363
Financials (1.0%):
China Merchants Bank Co. Ltd., Class H	281,500	1,447,321
		3,157,684
Denmark (1.3%):
Consumer Staples (1.3%):
Royal Unibrew A/S	21,519	1,971,395
France (9.7%):
Consumer Discretionary (4.2%):
Cie Generale des Etablissements Michelin SCA	9,087	1,118,143
Faurecia SE	27,845	1,511,510
LVMH Moet Hennessy Louis Vuitton SE	7,836	3,650,904
		6,280,557
Energy (1.8%):
Total SA	49,501	2,746,602
Financials (1.1%):
AXA SA	59,675	1,686,048
Information Technology (1.4%):
Capgemini SE	16,554	2,024,462
Materials (1.2%):
Arkema SA	16,071	1,718,286
		14,455,955
Germany (7.8%):
Financials (1.9%):
Allianz SE	11,292	2,766,618

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (0.6%):
Bayer AG, Registered Shares	11,957	$971,981
Industrials (2.1%):
Siemens AG	17,743	2,316,889
Washtec AG	13,291	799,335
		3,116,224
Information Technology (2.0%):
SAP SE	21,654	2,914,342
Real Estate (1.2%):
Vonovia SE	32,939	1,768,982
		11,538,147
Hong Kong (2.0%):
Financials (0.9%):
AIA Group Ltd.	132,400	1,392,668
Real Estate (1.1%):
CK Asset Holdings Ltd.	226,500	1,634,580
		3,027,248
Ireland (1.1%):
Industrials (1.1%):
Experian PLC	45,843	1,553,817
Italy (4.1%):
Financials (0.8%):
Banca Generali SpA	39,006	1,267,930
Health Care (0.9%):
Recordati SpA	31,083	1,310,184
Utilities (2.4%):
Enel SpA	447,003	3,550,611
		6,128,725
Japan (23.8%):
Communication Services (1.2%):
Nippon Telegraph & Telephone Corp.	73,000	1,845,234
Consumer Discretionary (4.6%):
Hikari Tsushin, Inc.	5,100	1,281,796
Toyota Motor Corp.	61,900	4,362,170
United Arrows Ltd.	40,100	1,135,783
		6,779,749
Consumer Staples (1.4%):
Ito En Ltd.	33,600	719,490
Matsumotokiyoshi Holdings Co. Ltd.	34,500	1,335,850
		2,055,340

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Financials (3.1%):
Jafco Co. Ltd.	19,200	$752,741
Mitsubishi UFJ Financial Group, Inc.	405,000	2,189,869
Tokio Marine Holdings, Inc.	29,600	1,657,498
		4,600,108
Health Care (2.7%):
Hoya Corp.	23,700	2,262,763
Shionogi & Co. Ltd.	28,600	1,769,484
		4,032,247
Industrials (6.6%):
en-japan, Inc.	41,000	1,782,259
Fuji Electric Co. Ltd.	60,900	1,850,233
Hitachi Construction Machinery Co. Ltd.	65,900	1,963,256
ITOCHU Corp.	59,600	1,381,521
Kyowa Exeo Corp.	15,000	379,498
OKUMA Corp.	21,900	1,151,981
Sanwa Holdings Corp.	118,100	1,323,581
		9,832,329
Information Technology (2.4%):
Fujitsu Ltd.	14,800	1,392,218
Oracle Corp. Japan	13,400	1,216,336
Ulvac, Inc.	22,700	895,959
		3,504,513
Materials (0.1%):
DIC Corp.	7,600	209,777
Real Estate (0.6%):
Sumitomo Realty & Development Co. Ltd.	27,300	952,615
Utilities (1.1%):
Chubu Electric Power Co., Inc.	111,800	1,580,606
		35,392,518
Macau (1.2%):
Consumer Discretionary (1.2%):
Wynn Macau Ltd. (a)	737,200	1,816,670
Netherlands (4.1%):
Communication Services (1.0%):
Koninklijke KPN NV	516,611	1,528,716
Financials (1.5%):
ING Groep NV	189,051	2,272,655
Industrials (1.6%):
Wolters Kluwer NV	31,665	2,311,839
		6,113,210

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Norway (1.5%):
Energy (0.7%):
Aker BP ASA	29,745	$976,577
Financials (0.8%):
SpareBank 1 SMN	111,387	1,272,571
		2,249,148
Russian Federation (0.5%):
Materials (0.5%):
Evraz PLC	147,945	792,098
Spain (2.7%):
Communication Services (1.6%):
Telefonica SA	341,633	2,388,872
Financials (1.1%):
Banco Santander SA	403,367	1,691,072
		4,079,944
Sweden (3.0%):
Industrials (3.0%):
Atlas Copco AB, Class B	101,402	3,521,892
Epiroc AB, Class B	72,930	867,025
		4,388,917
Switzerland (11.0%):
Consumer Staples (3.4%):
Nestle SA, Registered Shares	46,332	5,017,183
Financials (2.0%):
Cembra Money Bank AG	11,690	1,279,256
UBS Group AG, Registered Shares	136,445	1,722,208
		3,001,464
Health Care (5.6%):
Novartis AG	39,909	3,779,749
Roche Holding AG	14,234	4,627,046
		8,406,795
		16,425,442
United Kingdom (15.0%):
Consumer Discretionary (1.2%):
Next PLC	19,111	1,780,544
Consumer Staples (3.7%):
Britvic PLC	118,534	1,420,367
Diageo PLC	57,723	2,431,886
Unilever PLC	29,136	1,667,568
		5,519,821
Energy (2.7%):
BP PLC	220,479	1,386,779
Royal Dutch Shell PLC, Class A	89,899	2,661,884
		4,048,663

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Financials (3.3%):
Close Brothers Group PLC	37,047	$784,537
HSBC Holdings PLC	248,219	1,942,872
Legal & General Group PLC	547,451	2,198,807
		4,926,216
Health Care (0.8%):
Smith & Nephew PLC	49,964	1,203,986
Industrials (1.0%):
RELX PLC	57,167	1,442,867
Materials (2.3%):
Croda International PLC	14,303	971,435
Rio Tinto PLC	40,292	2,384,721
		3,356,156
		22,278,253
Total Common Stocks (Cost $117,795,994)		144,975,912
Exchange-Traded Funds (0.3%)
United States (0.3%):
iShares MSCI EAFE ETF	5,375	373,240
Total Exchange-Traded Funds (Cost $351,793)		373,240
Collateral for Securities Loaned^ (0.0%)
United States (0.0%): (b)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	5,593	5,593
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	30,811	30,811
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	934	934
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	18,614	18,614
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	20,477	20,477
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	40,952	40,952
Total Collateral for Securities Loaned (Cost $117,381)		117,381
Total Investments (Cost $118,265,168) — 97.6%		145,466,533
Other assets in excess of liabilities — 2.4%		3,567,612
NET ASSETS — 100.00%		$149,034,145

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory RS International VIP Series
ASSETS:
Investments, at value (Cost $118,265,168)	$145,466,533	(a)
Cash and cash equivalents	3,183,194
Interest and dividends receivable	66,223
Receivable for capital shares issued	1,647
Reclaims receivable	619,608
Receivable from Adviser	11,212
Prepaid expenses	9,468
Total Assets	149,357,885
LIABILITIES:
Payables
Collateral received on loaned securities	117,381
Capital shares redeemed	62,617
Accrued expenses and other payables:
Investment advisory fees	100,560
Administration fees	7,109
Custodian fees	7,335
Transfer agent fees	51
Compliance fees	97
Trustees' fees	303
Other accrued expenses	28,287
Total Liabilities	323,740
NET ASSETS:
Capital	118,109,293
Total distributable earnings/(loss)	30,924,852
Net Assets	$149,034,145
Shares (unlimited shares authorized with a par value of $0.001 per share):	8,527,717
Net asset value:	$17.48

(a)  Includes $111,669 of securities on loan.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory RS International VIP Series
Investment Income:
Dividends	$5,676,474
Interest	26,256
Securities lending (net of fees)	23,503
Foreign tax withholding	(630,337)
Total Income	5,095,896
Expenses:
Investment advisory fees	1,190,847
Administration fees	91,041
Custodian fees	38,766
Transfer agent fees	349
Trustees' fees	13,723
Compliance fees	994
Legal and audit fees	22,845
Other expenses	63,486
Total Expenses	1,422,051
Expenses waived/reimbursed by Adviser	(37,537)
Net Expenses	1,384,514
Net Investment Income (Loss)	3,711,382
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	2,838,117
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	23,830,462
Net realized/unrealized gains on investments	26,668,579
Change in net assets resulting from operations	$30,379,961

See notes to financial statements.

14

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$3,711,382	$3,661,623
Net realized gains (losses) from investments	2,838,117	9,269,743
Net change in unrealized appreciation/depreciation on investments	23,830,462	(30,264,562)
Change in net assets resulting from operations	30,379,961	(17,333,196)
Change in net assets resulting from distributions to shareholders	(12,127,758)	(2,621,141)
Change in net assets resulting from capital transactions	(11,741,589)	(19,040,351)
Change in net assets	6,510,614	(38,994,688)
Net Assets:
Beginning of period	142,523,531	181,518,219
End of period	$149,034,145	$142,523,531
Capital Transactions:
Proceeds from shares issued	$2,897,082	$6,913,816
Distributions reinvested	12,127,758	2,621,141
Cost of shares redeemed	(26,766,429)	(28,575,308)
Change in net assets resulting from capital transactions	$(11,741,589)	$(19,040,351)
Share Transactions:
Issued	165,264	400,845
Reinvested	684,295	169,597
Redeemed	(1,532,898)	(1,650,290)
Change in Shares	(683,339)	(1,079,848)

See notes to financial statements.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS International VIP Series
Year Ended 12/31/19	$15.47	0.43	3.09	3.52	(0.39)	(1.12)	(1.51)
Year Ended 12/31/18	$17.64	0.38	(2.26)	(1.88)	(0.15)	(0.14)	(0.29)
Year Ended 12/31/17	$14.31	0.31	3.36	3.67	(0.34)	—	(0.34)
Year Ended 12/31/16	$14.39	0.30	(0.10)	0.20	(0.31)	—	(0.31)
Year Ended 12/31/15	$14.63	0.31	(0.19)	0.12	(0.32)	(0.04)	(0.36)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.23% for the period shown. (See Note 8)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS International VIP Series
Year Ended 12/31/19	—	$17.48	22.79%		0.93%	2.49%	0.96%	$149,034	32%
Year Ended 12/31/18	—	$15.47	(10.66)%		0.93%	2.20%	0.94%	$142,524	44%
Year Ended 12/31/17	—	$17.64	25.68%		0.93%	1.93%	0.95%	$181,518	57%
Year Ended 12/31/16	0.03	$14.31	1.60	%(c)	0.90%	2.13%	0.90%	$175,026	110%
Year Ended 12/31/15	—	$14.39	0.84%		0.92%	2.00%	0.92%	$185,028	117%

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS International VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETF"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. To the extent this model is utilized, these valuations are considered as a Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
Common Stocks	$—	$144,975,912	$144,975,912
Exchange-Traded Funds	373,240	—	373,240
Collateral for Securities Loaned	117,381	—	117,381
Total	$490,621	$144,975,912	$145,466,533

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Companies:

The Fund may invest in ETFs. Shares of an ETF are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. During the year ended December 31, 2019, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$111,669	$111,669	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Total Distributable Earnings/(Loss)	Capital
$1	$(1)

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$47,203,055	$69,437,460

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.80% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.93%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
$39,115	$15,196	$37,537	$91,848

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,274,066	$8,853,692	$12,127,758
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,384,165	$1,236,976	$2,621,141

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,686,531	$4,006,642	$7,693,173	$—	$23,231,679	$30,924,852

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$122,238,727	$29,526,916	$(6,299,110)	$23,227,806

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.8%

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS International VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

27

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,058.20	$1,020.52	$4.82	$4.74	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 64%.

For the year ended December 31, 2019, the Fund designated long-term capital gain distributions in the amount of $8,853,692.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2019 were $0.58 and $0.06, respectively.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)
Trustee and Officer Information	26
Proxy Voting and Portfolio Holdings Information	29
Expense Examples	29
Additional Federal Income Tax Information	30
Advisory Contract Renewal	31
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory RS Large Cap Alpha VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Performance Update and Review

The Victory RS Large Cap Alpha VIP Series (the "Fund") seeks to provide long-term capital appreciation. For the 12-month period ended December 31, 2019, the Fund delivered a 31.16% absolute return, outperforming the Fund's benchmark, the Russell 1000® Value Index (the "Index"), which returned 26.54%. Stock selection drove all of the outperformance, with the allocation effect being largely neutral. The largest positive sector contributors to performance in 2019 were Financials and Communication Services. Within Communication Services, social media company Facebook, Inc. continued to generate exceptional returns and recover some lost valuation after media criticism of the company earlier in the year. In Financials, Citigroup Inc. continued to execute despite a slowing global economic environment, proving to some skeptics the resilience of its business model. On a less positive note, the Utilities and Energy sectors were a drag on Fund performance. Stock-specific negative contributions for the year were EQT Corporation, a natural gas business that experienced a hostile takeover, and the online travel business Expedia Group, Inc., which faced additional competitive pressures. In the end, the Fund outperformed its Index in 2019.

Market Overview

The U.S. equity market's performance was impressive in 2019, with the broad-based Russell 3000® Index registering a gain of 31.02%. The move higher after last year's decline was driven by a significant reversal in monetary policy at global central banks. The United States went from tightening in December 2018, to easing by 75 bps in 2019. Other major central banks around the world took aggressive action during 2019, flooding the markets with liquidity. Value-oriented stocks, as measured by the Russell 3000® Value Index, increased 26.26% during the year.

Although gains were broad across the capitalization spectrum, small-cap value stocks underperformed their mid- and large-cap counterparts during 2019, as measured by the Russell family of indices. This is the third year in a row that small-cap value stocks have underperformed their mid- and large-cap peers. Small-cap stocks, as measured by the Russell 2000® Value Index, returned 22.39%, while the Russell Midcap® Value Index and Russell 1000® Value Index returned 27.06% and 26.54%, respectively. However, since the end of August (the month that saw a full inversion in the yield curve), small-cap value stocks have started to outperform.

5

Victory Variable Insurance Funds (Unaudited)

Victory RS Large Cap Alpha VIP Series (continued)

Perhaps this reflects a shift in leadership of smaller-cap value companies. It also may indicate that investors are repositioning to take advantage of the attractive relative valuations of small versus large companies. Even after the strong year-end performance of small-cap stocks, their relative attractiveness continues as the new year begins with near-decade-wide valuation spreads relative to large-cap stocks, as measured by forward price-to-earnings. Moreover, consensus expectations for small-cap stocks are for higher earnings-per-share growth versus large-cap stocks over the next three to five years.

Overall, we expect the market to continue to benefit from a dovish monetary policy, a very strong consumer, and negative real interest rates across the globe. However, we do not believe there will be any material trade deal with China prior to the presidential election. The relative strength in both the U.S. economy and labor market, as well as a U.S. Federal Reserve (the "Fed") that seems content allowing the economy to run hot, should continue to be positive for asset prices. It is our view that the U.S. equity market can continue to rise given steady U.S. economic growth and may even see higher nominal growth and a continued recovery in cyclical businesses. Looking ahead to 2020, economic growth looks to continue and, coupled with the continuation of the longest job growth streak in history, supports our constructive outlook for domestic stocks and value-oriented strategies in particular.

Outlook

As we enter our 11th year of economic expansion, a period of consistent underlying factors for equity investing, conditions have shifted. Interest rate policy in 2019 changed course dramatically, with the Fed cutting rates 75 bps as a covert quantitative easing was initiated as an "insurance policy" against any fallout from the trade war and overall global economic slowing. The rate reduction provided further liquidity to the global economy after major central banks from around the world had already instituted similar policies and has flooded the global economy with liquidity yet again, helping to boost asset prices. In addition, it appears that many of the larger developed economies have either started or are now looking to start fiscal stimulus to boost economic growth. With negative real interest rates across the globe, this is a very positive environment for equity securities.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the United States and for non-oil-producing countries abroad. In the United States we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. However, we are watchful of rising commodity prices and how this may affect the economy.

Interest rates have fallen materially, but it is now more questionable as to where they move from here. Based on the Fed's commentary and the fact that it is a presidential election year, we wouldn't expect the Fed to take any action in 2020 unless some sort of exogenous event occurs. In fact, based on the Fed's language, we would need to see a material increase in inflation before we might see the Fed increase interest rates again. This is somewhat perplexing, as the Fed lowered interest rates 75 bps largely in response to the U.S.-China trade war, and with the trade war seeming to de-escalate, one would think those rate increases might come back.

6

Victory Variable Insurance Funds (Unaudited)

Victory RS Large Cap Alpha VIP Series (continued)

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The decline in interest rates and tightening credit spreads will help to offset some of this growth but may very well fuel even further growth. The U.S. Treasury 10-year/2-year rate spread has widened from 16 bps 12 months ago to 30 bps today but remains well below the 10-year average of 176 bps. With the world awash with liquidity and a dovish Fed, it seems like there is a low probability of an inverted yield curve in the near term, but this situation remains very data dependent.

Despite all of the media coverage surrounding the 2020 presidential election, it is still very early in the election cycle, and much can change. No matter what your political preference may be, it's important to understand how each candidate is viewed by the market, what likelihood the market is assigning to each candidate's chance of winning, and how changes to that likelihood may impact equity markets. We are somewhat concerned that the market is already factoring in the winner of the presidential election when it is still 10 months away.

In our estimation, equity valuations remain at historically high levels (at a level not seen since the dot-com era on trailing operating earnings). We believe we are in the later stages of a bull market, although nothing is certain. Equity securities look most reasonable compared to U.S. Treasury and corporate bond yields. In any case, we believe equity securities are the superior asset allocation alternative to bonds over the longer term.

7

Victory Variable Insurance Funds (Unaudited)

Victory RS Large Cap Alpha VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	31.16%	26.54%	31.49%
Three Year	12.30%	9.68%	15.27%
Five Year	8.64%	8.29%	11.70%
Ten Year	11.43%	11.80%	13.56%
Since Inception	10.73%	N/A	N/A

Expense Ratios

Gross	0.62%
With Applicable Waivers	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.4%)
Banks (12.4%):
Citigroup, Inc.	372,720	$29,776,600
JPMorgan Chase & Co.	174,770	24,362,938
The PNC Financial Services Group, Inc.	150,070	23,955,674
U.S. Bancorp	392,610	23,277,847
Wells Fargo & Co.	341,050	18,348,490
		119,721,549
Capital Markets (6.3%):
Cboe Global Markets, Inc.	346,620	41,594,400
E*TRADE Financial Corp.	415,950	18,871,652
		60,466,052
Communication Services (7.9%):
Alphabet, Inc., Class A (a)	26,175	35,058,533
Facebook, Inc., Class A (a)	197,650	40,567,663
		75,626,196
Consumer Discretionary (4.1%):
Aramark	269,140	11,680,676
LKQ Corp. (a)	524,350	18,719,295
McDonald's Corp.	41,040	8,109,914
		38,509,885
Consumer Staples (5.0%):
Keurig Dr Pepper, Inc. (b)	383,650	11,106,668
Mondelez International, Inc., Class A	561,030	30,901,532
Post Holdings, Inc. (a) (b)	53,670	5,855,397
		47,863,597
Energy (10.1%):
Chevron Corp.	182,460	21,988,255
Diamondback Energy, Inc.	242,990	22,564,051
Enterprise Products Partners LP	812,970	22,893,234
Noble Energy, Inc.	805,670	20,012,843
Suncor Energy, Inc.	297,090	9,744,552
		97,202,935
Health Care (11.1%):
Cigna Corp.	41,950	8,578,356
CVS Health Corp.	188,455	14,000,322
Humana, Inc. (b)	39,020	14,301,610
Johnson & Johnson	133,330	19,448,847
Pfizer, Inc.	344,590	13,501,036
UnitedHealth Group, Inc.	45,905	13,495,152
Zimmer Biomet Holdings, Inc.	156,910	23,486,289
		106,811,612

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Industrials (8.4%):
Air Canada (a)	398,550	$14,890,373
Eaton Corp. PLC, ADR	272,680	25,828,250
Parker-Hannifin Corp.	87,490	18,007,192
Raytheon Co.	66,190	14,544,591
Union Pacific Corp.	38,310	6,926,065
		80,196,471
Information Technology (2.4%):
Visa, Inc., Class A	119,920	22,532,968
Insurance (11.4%):
Aflac, Inc.	720,440	38,111,275
Brown & Brown, Inc.	731,150	28,865,802
RenaissanceRe Holdings Ltd.	69,690	13,660,634
The Progressive Corp.	406,440	29,422,192
		110,059,903
Materials (4.8%):
Freeport-McMoRan, Inc.	1,599,470	20,985,046
Sealed Air Corp.	618,200	24,622,906
		45,607,952
Real Estate (4.9%):
Equity Commonwealth	618,160	20,294,193
Invitation Homes, Inc.	878,470	26,327,746
		46,621,939
Utilities (7.6%):
Exelon Corp.	399,430	18,210,014
FirstEnergy Corp.	460,820	22,395,852
Vistra Energy Corp.	1,397,330	32,124,617
		72,730,483
Total Common Stocks (Cost $746,152,717)		923,951,542
Collateral for Securities Loaned^ (1.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	548,648	548,648
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	3,022,658	3,022,658
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	91,638	91,638
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	1,825,998	1,825,998
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	2,008,739	2,008,739
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	4,017,341	4,017,341
Total Collateral for Securities Loaned (Cost $11,515,022)		11,515,022
Total Investments (Cost $757,667,739) — 97.6%		935,466,564
Other assets in excess of liabilities — 2.4%		23,228,364
NET ASSETS — 100.00%		$958,694,928

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2019

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory RS Large Cap Alpha VIP Series
ASSETS:
Investments, at value (Cost $757,667,739)	$935,466,564	(a)
Cash and cash equivalents	34,825,775
Interest and dividends receivable	425,607
Receivable for capital shares issued	105
Receivable from Adviser	273,176
Prepaid expenses	60,167
Total Assets	971,051,394
LIABILITIES:
Payables:
Collateral received on loaned securities	11,515,022
Capital shares redeemed	220,796
Accrued expenses and other payables:
Investment advisory fees	401,654
Administration fees	45,496
Custodian fees	6,639
Transfer agent fees	104,473
Compliance fees	622
Trustees' fees	1,934
Other accrued expenses	59,830
Total Liabilities	12,356,466
NET ASSETS:
Capital	710,570,962
Total distributable earnings/(loss)	248,123,966
Net Assets	$958,694,928
Shares (unlimited shares authorized with a par value of $0.001 per share):	19,859,621
Net asset value:	$48.27

(a)  Includes $11,290,461 of securities on loan.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividends	$17,291,671
Interest	590,218
Securities lending (net of fees)	21,967
Total Income	17,903,856
Expenses:
Investment advisory fees	4,652,311
Administration fees	568,692
Custodian fees	41,878
Transfer agent fees	1,257,108
Trustees' fees	78,855
Compliance fees	6,268
Legal and audit fees	100,606
Other expenses	112,268
Total Expenses	6,817,986
Expenses waived/reimbursed by Adviser	(1,698,805)
Net Expenses	5,119,181
Net Investment Income (Loss)	12,784,675
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	55,134,556
Net change in unrealized appreciation/depreciation on investment securities	181,336,352
Net realized/unrealized gains on investments	236,470,908
Change in net assets resulting from operations	$249,255,583

See notes to financial statements.

13

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$12,784,675	$11,067,077
Net realized gains (losses) from investments	55,134,556	137,400,719
Net change in unrealized appreciation/depreciation on investments	181,336,352	(229,244,068)
Change in net assets resulting from operations	249,255,583	(80,776,272)
Change in net assets resulting from distributions to shareholders	(147,135,028)	(99,131,571)
Change in net assets resulting from capital transactions	9,584,172	(33,842,009)
Change in net assets	111,704,727	(213,749,852)
Net Assets:
Beginning of period	846,990,201	1,060,740,053
End of period	$958,694,928	$846,990,201
Capital Transactions:
Proceeds from shares issued	$4,367,525	$17,538,132
Distributions reinvested	147,135,028	99,131,571
Cost of shares redeemed	(141,918,381)	(150,511,712)
Change in net assets resulting from capital transactions	$9,584,172	$(33,842,009)
Share Transactions:
Issued	85,475	327,122
Reinvested	3,050,512	2,271,183
Redeemed	(2,771,086)	(2,743,529)
Change in Shares	364,901	(145,224)

See notes to financial statements.

14

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15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS Large Cap Alpha VIP Series
Year Ended 12/31/19	$43.45	0.70	12.75	13.45	(0.48)	(8.15)	(8.63)
Year Ended 12/31/18	$54.01	0.60	(5.44)	(4.84)	(0.02)	(5.70)	(5.72)
Year Ended 12/31/17	$45.98	0.51	8.07	8.58	(0.55)	—	(0.55)
Year Ended 12/31/16	$44.26	0.50	3.50	4.00	(0.52)	(1.76)	(2.28)
Year Ended 12/31/15	$50.63	0.60	(1.64)	(1.04)	(0.67)	(4.66)	(5.33)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Large Cap Alpha VIP Series
Year Ended 12/31/19	—		$48.27	31.16%		0.55%	1.37%	0.73%	$958,695	50%
Year Ended 12/31/18	—		$43.45	(9.00)%		0.55%	1.10%	0.62%	$846,990	60%
Year Ended 12/31/17	—		$54.01	18.67%		0.55%	1.02%	0.60%	$1,060,740	56%
Year Ended 12/31/16	—	(c)	$45.98	9.03	%(d)	0.54%	1.12%	0.54%	$1,020,600	84%
Year Ended 12/31/15	—		$44.26	(2.01)%		0.55%	1.20%	0.55%	$1,015,821	47%

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Large Cap Alpha VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	Total
Common Stocks	$923,951,542	$923,951,542
Collateral for Securities Loaned	11,515,022	11,515,022
Total	$935,466,564	$935,466,564

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$11,290,461	$11,290,461	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total distributable earnings/(loss)	Capital
$418	$(418)

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$449,039,189	$594,755,806

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.55%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
$522,796	$690,695	$1,698,805	$2,912,296

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,475,017	$137,660,011	$147,135,028

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$11,515,218	$87,616,353	$99,131,571

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$12,770,407	$55,064,815	$67,835,222	$—	$180,288,744	$248,123,966

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$755,177,820	$181,128,293	$(839,549)	$180,288,744

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.9%

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

25

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,103.20	$1,022.43	$2.92	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).
29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2019, the Fund designated long-term capital gain distributions in the amount of $137,660,011.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and ten-year periods, outperformed the benchmark index for the three- and five-year periods, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

32

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)
Trustee and Officer Information	26
Proxy Voting and Portfolio Holdings Information	29
Expense Examples	29
Additional Federal Income Tax Information	30
Advisory Contract Renewal	31
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory RS Small Cap Growth Equity VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Small Cap Growth Equity VIP Series (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 38.78% in 2019, outperforming its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 28.48%.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Within the Technology sector, contributors to the Fund's performance included RingCentral, Inc. (RingCentral), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers for a new RingCentral product on

5

Victory Variable Insurance Funds (Unaudited)

Victory RS Small Cap Growth Equity VIP Series (continued)

Avaya's Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

Technology holding Coupa Software Incorporated (Coupa) was another strong contributor to the Fund's performance in 2019. Coupa is a cloud-based platform that allows organizations to automate purchase, invoice, and expense management. We originally purchased the stock given the tailwinds associated with the shift by corporations toward solutions that can be easily scaled, the company's intuitive consumer-friendly interface that leads to greater adoption, and pricing that allows for better targeting. Coupa performed exceptionally well in 2019, driven by the company's ability to move up market, which has driven improved unit economics and strong demand for the company's Coupa pay modules that allow customers to directly pay invoices. Given the success of the holding, we did sell the position from the Fund for market cap reasons.

Stock selection within the Financial Services sector also added to the Fund's performance, due in large part to an investment in eHealth, Inc. (eHealth), a private health insurance exchange for individuals, families, and small businesses. We originally purchased eHealth given its leadership in a growing marketplace that we felt was protected by high barriers given the rigorous approval process required in the healthcare insurance marketplace. eHealth performed exceptionally well throughout the year, easily beating expectations for agent count and sponsor commission revenue, which helped drive market expectations higher.

Within the Health Care sector, the largest detractor to Fund performance was biotechnology holding Ligand Pharmaceuticals Incorporated (Ligand), a biotechnology company with a unique business approach that provides diversified exposure to a range of promising drugs under development by other biotech and pharmaceutical companies. Ligand was dragged lower in part by a bearish report by short-seller Citron, Inc. (published in January) that made the case that Ligand's pipeline of drugs was not as robust as investors thought. We reviewed their analysis and came away unimpressed. In fact, less than two months after the report that put a $35 price target on the company, Ligand sold their Promacta assets (one of their many drugs) to Royalty Pharma for $827 million, which provided cash of $40 per share (higher than the short seller price target alone). Following this news of the asset sale (which Ligand outlined would be used to acquire new assets and repurchase shares), we were surprised that the stock did not respond positively, but we believe in the fundamentals of the company and business model; thus, we continue to hold the position at a more attractive valuation.

Financial Services holding Green Dot Corporation (Green Dot) also detracted from Fund performance in 2019. Green Dot is a bank and financial technology company that provides prepaid cards, debit cards, checking accounts, and consumer cash processing services. We initially purchased the stock given the strong leadership team, market leadership position within several channels, strong cash flows, and merger and acquisition opportunities. In the most recent calendar year, the company was weighed down by poor execution and the unexpected announcement during the first quarter that technology and marketing investment would be much higher than anticipated. We were fortunate to use that as an opportunity to exit the position, as the company continued to disappoint the remainder of the year, falling another 35% following their second quarter results.

6

Victory Variable Insurance Funds (Unaudited)

Victory RS Small Cap Growth Equity VIP Series (continued)

Technology holding Mercury Systems, Inc. (Mercury) also proved to be disappointing in 2019. Mercury is a leading provider of secure and mission-critical processing subsystems across several defense platforms for the U.S. Department of Defense and prime contractors. We initially purchased the stock given the strong commercial model the company applies to the defense electronic industry, wherein they fund research and development themselves rather than being funded directly by the government, which leads to higher margins for finished goods. Despite solid execution in recent quarters, the stock has been weighed down by their heavy investment in manufacturing, as capital expenditure was expected to be up 90% year-over-year to modernize their West Coast facilities, pushing expected earnings below Street forecasts. We believe the decision to invest in their business makes sense; thus, we continued to hold the position.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals, to initiate new investments at attractive prices, and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. small-cap growth stocks.

7

Victory Variable Insurance Funds (Unaudited)

Victory RS Small Cap Growth Equity VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000® Growth Index[1]	Russell 2000® Index[2]
One Year	38.78%	28.48%	25.52%
Three Year	20.73%	12.49%	8.59%
Five Year	12.42%	9.34%	8.23%
Ten Year	15.64%	13.01%	11.83%
Since Inception	10.69%	N/A	N/A

Expense Ratios

Gross	0.89%
With Applicable Waivers	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

2The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (97.8%)
Biotechnology (17.8%):
Aimmune Therapeutics, Inc. (a) (b)	44,500	$1,489,415
Amicus Therapeutics, Inc. (a)	97,699	951,588
Apellis Pharmaceuticals, Inc. (a) (b)	42,310	1,295,532
Arena Pharmaceuticals, Inc. (a)	17,220	782,132
Ascendis Pharma A/S, ADR (a)	9,670	1,345,290
Bluebird Bio, Inc. (a) (b)	17,452	1,531,413
Blueprint Medicines Corp. (a)	11,996	961,000
Celyad SA, ADR (a)	18,150	189,123
CytomX Therapeutics, Inc., Class A (a)	56,740	471,509
Epizyme, Inc. (a)	60,420	1,486,332
Equillium, Inc. (a) (c)	40,127	135,629
Fate Therapeutics, Inc. (a)	83,040	1,625,094
Gossamer Bio, Inc. (a)	30,060	469,838
Immunomedics, Inc. (a)	44,020	931,463
Invitae Corp. (a) (b)	55,760	899,409
Iovance Biotherapeutics, Inc. (a) (b)	52,754	1,460,231
Kura Oncology, Inc. (a)	43,620	599,775
Mirati Therapeutics, Inc. (a) (b)	9,270	1,194,532
Myovant Sciences Ltd. (a)	53,493	830,211
		18,649,516
Communication Services (2.4%):
Bandwidth, Inc., Class A (a) (b)	19,630	1,257,302
Cardlytics, Inc. (a)	8,650	543,739
QuinStreet, Inc. (a)	45,554	697,432
		2,498,473
Consumer Discretionary (11.7%):
Aaron's, Inc. (b)	12,190	696,171
Arco Platform Ltd., ADR, Class A (a)	32,830	1,451,086
Dine Brands Global, Inc. (b)	14,500	1,211,040
Eldorado Resorts, Inc. (a) (b)	26,310	1,569,128
Frontdoor, Inc. (a)	19,460	922,793
Monro, Inc	16,540	1,293,428
Planet Fitness, Inc., Class A (a)	17,550	1,310,634
Regis Corp. (a) (b)	36,360	649,753
Skyline Champion Corp. (a) (b)	17,560	556,652
Steven Madden Ltd.	17,613	757,535
Strategic Education, Inc.	12,260	1,948,114
		12,366,334
Consumer Staples (4.8%):
BellRing Brands, Inc., Class A (a)	27,630	588,243
BJ's Wholesale Club Holdings, Inc. (a) (b)	44,560	1,013,294
Freshpet, Inc. (a)	13,096	773,843
Hostess Brands, Inc. (a)	94,550	1,374,757
Nomad Foods Ltd., ADR (a)	59,070	1,321,396
		5,071,533

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Energy (0.7%):
Newpark Resources, Inc. (a) (b)	120,219	$753,773
Financials (6.2%):
eHealth, Inc. (a) (b)	10,070	967,526
Essent Group Ltd.	32,110	1,669,399
FirstCash, Inc., Class A	23,580	1,901,255
LendingTree, Inc. (a) (b)	3,620	1,098,453
Western Alliance Bancorp	16,190	922,830
		6,559,463
Health Care Equipment & Supplies (4.7%):
Cryoport, Inc. (a) (b)	43,650	718,479
Irhythm Technologies, Inc. (a) (b)	13,510	919,896
Masimo Corp. (a)	7,650	1,209,159
Nevro Corp. (a)	10,730	1,261,204
Silk Road Medical, Inc. (a) (b)	20,160	814,061
		4,922,799
Health Care Providers & Services (4.0%):
Hanger, Inc. (a)	41,350	1,141,674
HealthEquity, Inc. (a)	15,460	1,145,122
LHC Group, Inc. (a) (b)	13,720	1,890,067
		4,176,863
Health Care Technology (2.0%):
Health Catalyst, Inc. (a) (b)	23,930	830,371
Inspire Medical System, Inc. (a) (b)	16,870	1,251,923
		2,082,294
Industrials (16.3%):
Albany International Corp.	18,710	1,420,463
Armstrong World Industries, Inc.	9,770	918,087
Axon Enterprise, Inc. (a)	19,360	1,418,701
Azul SA, ADR (a) (b)	41,830	1,790,324
ESCO Technologies, Inc.	16,430	1,519,775
FTI Consulting, Inc. (a)	8,880	982,661
Generac Holdings, Inc. (a)	14,310	1,439,443
Mercury Systems, Inc. (a)	24,010	1,659,331
Simpson Manufacturing Co., Inc.	10,340	829,578
Siteone Landscape Supply, Inc. (a)	22,170	2,009,711
SPX Corp. (a)	9,160	466,061
Trex Co., Inc. (a)	12,110	1,088,447
Watts Water Technologies, Inc., Class A (b)	16,920	1,687,939
		17,230,521
Information Technology (24.7%):
ACI Worldwide, Inc. (a)	57,910	2,193,920
Advanced Energy Industries, Inc. (a)	26,960	1,919,551
Cabot Microelectronics Corp.	10,780	1,555,770
Cornerstone OnDemand, Inc. (a)	32,120	1,880,626
Envestnet, Inc. (a)	13,150	915,635
Everbridge, Inc. (a) (b)	20,970	1,637,338

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Evo Payments, Inc. (a)	57,610	$1,521,480
Inphi Corp. (a)	4,510	333,830
Itron, Inc. (a)	19,700	1,653,815
Lattice Semiconductor Corp. (a)	48,340	925,228
Littelfuse, Inc. (b)	4,379	837,703
Liveramp Holdings, Inc. (a)	22,290	1,071,480
MACOM Technology Solutions Holdings, Inc. (a)	21,420	569,772
Monolithic Power Systems, Inc.	2,597	462,318
Q2 Holdings, Inc. (a)	10,350	839,178
Silicon Laboratories, Inc. (a)	14,750	1,710,705
Varonis Systems, Inc. (a)	30,930	2,403,570
Wix.com Ltd., ADR (a)	16,010	1,959,304
WNS Holdings Ltd., ADR (a)	22,936	1,517,216
		25,908,439
Materials (1.1%):
Ingevity Corp. (a)	12,700	1,109,726
Pharmaceuticals (1.4%):
Assembly Biosciences, Inc. (a)	21,540	440,708
GW Pharmaceuticals PLC, ADR (a) (b)	9,970	1,042,463
		1,483,171
Total Common Stocks (Cost $86,754,584)		102,812,905
Collateral for Securities Loaned^ (13.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (d)	684,688	684,688
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (d)	3,772,143	3,772,143
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (d)	114,360	114,360
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (d)	2,278,764	2,278,764
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (d)	2,506,817	2,506,817
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (d)	5,013,464	5,013,464
Total Collateral for Securities Loaned (Cost $14,370,236)		14,370,236
Total Investments (Cost $101,124,820) — 111.5%		117,183,141
Liabilities in excess of other assets — (11.5)%		(12,070,806)
NET ASSETS — 100.00%		$105,112,335

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 0.1% of the Fund's net assets.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory RS Small Cap Growth Equity VIP Series
ASSETS:
Investments, at value (Cost $101,124,820)	$117,183,141	(a)
Cash and cash equivalents	2,626,645
Interest and dividends receivable	28,583
Receivable for capital shares issued	165,456
Receivable for investments sold	546,331
Receivable from Adviser	21,096
Prepaid expenses	6,457
Total Assets	120,577,709
LIABILITIES:
Payables:
Collateral received on loaned securities	14,370,236
Investments purchased	924,618
Capital shares redeemed	69,914
Accrued expenses and other payables:
Investment advisory fees	65,895
Administration fees	4,984
Custodian fees	1,118
Transfer agent fees	10,440
Compliance fees	71
Trustees' fees	212
Other accrued expenses	17,886
Total Liabilities	15,465,374
NET ASSETS:
Capital	70,326,063
Total distributable earnings/(loss)	34,786,272
Net Assets	$105,112,335
Shares (unlimited shares authorized with a par value of $0.001 per share):	6,272,033
Net asset value:	$16.76

(a)  Includes $14,109,950 of securities on loan.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividends	$275,014
Interest	44,697
Securities lending (net of fees)	27,737
Total Income	347,448
Expenses:
Investment advisory fees	774,501
Administration fees	63,140
Custodian fees	6,716
Transfer agent fees	137,690
Trustees' fees	9,991
Compliance fees	706
Legal and audit fees	18,012
Other expenses	31,844
Total Expenses	1,042,600
Expenses waived/reimbursed by Adviser	(133,480)
Net Expenses	909,120
Net Investment Income (Loss)	(561,672)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	20,085,016
Net change in unrealized appreciation/depreciation on investment securities	13,360,263
Net realized/unrealized gains on investments	33,445,279
Change in net assets resulting from operations	$32,883,607

See notes to financial statements.

13

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(561,672)	$(500,451)
Net realized gains (losses) from investments	20,085,016	22,267,262
Net change in unrealized appreciation/depreciation on investments	13,360,263	(28,678,125)
Change in net assets resulting from operations	32,883,607	(6,911,314)
Change in net assets resulting from distributions to shareholders	(21,884,620)	(16,485,913)
Change in net assets resulting from capital transactions	5,057,374	982,954
Change in net assets	16,056,361	(22,414,273)
Net Assets:
Beginning of period	89,055,974	111,470,247
End of period	$105,112,335	$89,055,974
Capital Transactions:
Proceeds from shares issued	$5,861,988	$6,277,058
Distributions reinvested	21,884,620	16,485,913
Cost of shares redeemed	(22,689,234)	(21,780,017)
Change in net assets resulting from capital transactions	$5,057,374	$982,954
Share Transactions:
Issued	305,660	284,919
Reinvested	1,330,372	1,088,898
Redeemed	(1,188,577)	(991,856)
Change in Shares	447,455	381,961

See notes to financial statements.

14

This page is intentionally left blank.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions
Victory RS Small Cap Growth Equity VIP Series
Year Ended 12/31/19	$15.29	(0.10)	5.95	5.85	(4.38)	(4.38)
Year Ended 12/31/18	$20.48	(0.10)	(1.62)	(1.72)	(3.47)	(3.47)
Year Ended 12/31/17	$14.82	(0.05)	5.71	5.66	—	—
Year Ended 12/31/16	$14.61	(0.05)	0.25	0.20	—	—
Year Ended 12/31/15	$17.47	(0.10)	0.24	0.14	(3.00)	(3.00)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Small Cap Growth Equity VIP Series
Year Ended 12/31/19	—	$16.76	38.78%		0.88%	(0.54)%	1.01%	$105,112	90%
Year Ended 12/31/18	—	$15.29	(8.25)%		0.88%	(0.44)%	0.89%	$89,056	76%
Year Ended 12/31/17	—	$20.48	38.19%		0.87%	(0.30)%	0.87%	$111,470	71%
Year Ended 12/31/16	0.01	$14.82	1.44	%(c)	0.88%	(0.39)%	0.88%	$97,242	91%
Year Ended 12/31/15	—	$14.61	0.62%		0.88%	(0.54)%	0.88%	$106,962	88%

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Small Cap Growth Equity VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	Total
Common Stocks	$102,812,905	$102,812,905
Collateral for Securities Loaned	14,370,236	14,370,236
Total	$117,183,141	$117,183,141

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$14,109,950	$14,109,950	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Distributable Earnings/(Loss)	Capital
$2	$(2)

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$90,466,760	$108,699,242

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.75% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.88%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2021	Expires December 31, 2022	Total
$5,628	$133,480	$139,108

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$77,122	$21,807,498	$21,884,620

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$411,847	$16,074,066	$16,485,913

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$990,940	$18,467,020	$19,457,960	$—	$15,328,312	$34,786,272

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$101,854,829	$19,368,943	$(4,040,631)	$15,328,312

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	98.4%

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

25

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,052.60	$1,020.77	$4.55	$4.48	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2019, the Fund designated short-term and long-term capital gain distributions in the amount of $77,122 and $21,807,498, respectively.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

32

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)
Trustee and Officer Information	34
Proxy Voting and Portfolio Holdings Information	37
Expense Examples	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Variable Insurance Funds (Unaudited)

Victory S&P 500 Index VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory S&P 500 Index VIP Series (the "Fund") seeks to track the investment performance of the S&P 500® Index (the "Index"). The Fund returned 31.04% for the 12-months ended December 31, 2019, slightly underperforming the Index, which returned 31.49%. The difference in performance between the Fund and the Index was primarily due to fees and expenses to manage the Fund. The Index is not an investable product; therefore, fees and expenses do not apply. All sectors within the Index finished the year in positive territory with Information Technology and Communication Services leading the way.

Overview

On the heels of a volatile fourth quarter of 2018 in which the Index was down -13.52%, it rebounded with a strong 2019, returning 31.49%, despite the ongoing U.S.-China trade war and recession fears sparked by the inversion of the yield curve. The Index bounced back in the first quarter of 2019 returning 13.65% as optimism grew with support from an accommodative U.S. Federal Reserve (the "Fed") and progress in trade talks. Volatility returned in May when trade talks broke down and the United States increased tariffs on Chinese imports, but central banks were able to calm the markets through further stimulus with the Fed cutting interest rates in July, September, and October. The Fund ended the year with strong returns as well, up 9.07% in the fourth quarter with the aid of positive economic data along with the promise of a phase one trade deal between the United States and China.

Victory Variable Insurance Funds (Unaudited)

Victory S&P 500 Index VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A
INCEPTION DATE	8/25/99
	Net Asset Value	S&P 500® Index[1]
One Year	31.04%	31.49%
Three Year	14.96%	15.27%
Five Year	11.40%	11.70%
Ten Year	13.27%	13.56%
Since Inception	6.04%	N/A

Expense Ratios

Gross	0.38%
With Applicable Waivers	0.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory S&P 500 Index VIP Series — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (10.5%):
Activision Blizzard, Inc.	2,860	$169,941
Alphabet, Inc., Class C (a)	1,113	1,488,103
Alphabet, Inc., Class A (a)	1,115	1,493,420
AT&T, Inc.	27,194	1,062,742
CenturyLink, Inc.	3,653	48,256
Charter Communications, Inc., Class A (a)	584	283,287
Comcast Corp., Class A	16,900	759,993
Discovery, Inc., Class A (a)	589	19,284
Discovery, Inc., Class C (a)	1,249	38,082
DISH Network Corp., Class A (a)	949	33,661
Electronic Arts, Inc. (a)	1,087	116,863
Facebook, Inc., Class A (a)	8,958	1,838,629
Fox Corp., Class A	1,320	48,932
Fox Corp., Class B	604	21,986
Live Nation Entertainment, Inc. (a)	521	37,236
Netflix, Inc. (a)	1,631	527,743
News Corp., Class A	1,446	20,446
News Corp., Class B	453	6,573
Omnicom Group, Inc.	811	65,707
Take-Two Interactive Software, Inc. (a)	421	51,543
The Interpublic Group of Co., Inc.	1,443	33,333
The Walt Disney Co.	6,710	970,467
T-Mobile US, Inc. (a)	1,178	92,379
Twitter, Inc. (a)	2,890	92,625
Verizon Communications, Inc.	15,396	945,314
ViacomCBS, Inc., Class B	2,012	84,444
		10,350,989
Consumer Discretionary (9.5%):
Advance Auto Parts, Inc.	258	41,321
Amazon.com, Inc. (a)	1,550	2,864,152
Aptiv PLC	950	90,222
AutoZone, Inc. (a)	89	106,027
Best Buy Co., Inc.	848	74,454
Booking Holdings, Inc. (a)	156	320,382
BorgWarner, Inc.	769	33,359
Capri Holdings Ltd. (a)	564	21,517
CarMax, Inc. (a)	612	53,654
Carnival Corp.	1,491	75,788
Chipotle Mexican Grill, Inc. (a)	95	79,525
Darden Restaurants, Inc.	456	49,709
Dollar General Corp.	948	147,869
Dollar Tree, Inc. (a)	881	82,858
DR Horton, Inc.	1,248	65,832
eBay, Inc.	2,847	102,805
Expedia Group, Inc.	520	56,233
Ford Motor Co.	14,496	134,813
Garmin Ltd.	538	52,487

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
General Motors Co., Class C	4,681	$171,324
Genuine Parts Co.	541	57,470
H&R Block, Inc.	727	17,070
Hanesbrands, Inc.	1,346	19,988
Harley-Davidson, Inc.	574	21,347
Hasbro, Inc.	474	50,059
Hilton Worldwide Holdings, Inc.	1,050	116,456
Kohl's Corp.	583	29,704
L Brands, Inc.	865	15,674
Las Vegas Sands Corp. (b)	1,258	86,852
Leggett & Platt, Inc.	490	24,907
Lennar Corp., Class A	1,042	58,133
LKQ Corp. (a)	1,141	40,734
Lowe's Cos., Inc.	2,853	341,675
Macy's, Inc.	1,150	19,550
Marriott International, Inc., Class A	1,010	152,944
McDonald's Corp.	2,804	554,099
MGM Resorts International	1,917	63,779
Mohawk Industries, Inc. (a)	221	30,140
Newell Brands, Inc.	1,419	27,273
Nike, Inc., Class B	4,639	469,977
Nordstrom, Inc.	399	16,331
Norwegian Cruise Line Holdings Ltd. (a)	792	46,261
NVR, Inc. (a)	13	49,509
O'Reilly Automotive, Inc. (a)	282	123,589
PulteGroup, Inc.	948	36,782
PVH Corp.	276	29,021
Ralph Lauren Corp.	185	21,686
Ross Stores, Inc.	1,347	156,818
Royal Caribbean Cruises Ltd.	640	85,446
Starbucks Corp.	4,397	386,584
Tapestry, Inc.	1,027	27,698
Target Corp.	1,886	241,804
The Gap, Inc.	792	14,003
The Home Depot, Inc.	4,061	886,841
The TJX Cos., Inc.	4,514	275,625
Tiffany & Co.	402	53,727
Tractor Supply Co.	441	41,207
Ulta Beauty, Inc. (a)	213	53,919
Under Armour, Inc., Class A (a)	701	15,142
Under Armour, Inc., Class C (a)	724	13,886
VF Corp.	1,219	121,486
Whirlpool Corp.	235	34,670
Wynn Resorts Ltd.	360	49,993
Yum! Brands, Inc.	1,126	113,422
		9,717,612
Consumer Staples (7.1%):
Altria Group, Inc.	6,954	347,074
Archer-Daniels-Midland Co.	2,072	96,037
Brown-Forman Corp., Class B	678	45,833

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Campbell Soup Co.	629	$31,085
Church & Dwight Co., Inc.	914	64,291
Colgate-Palmolive Co.	3,191	219,668
Conagra Brands, Inc.	1,812	62,043
Constellation Brands, Inc., Class A	624	118,404
Costco Wholesale Corp.	1,645	483,498
Coty, Inc., Class A (b)	1,100	12,375
General Mills, Inc.	2,250	120,510
Hormel Foods Corp.	1,035	46,689
Kellogg Co.	927	64,111
Kimberly-Clark Corp.	1,276	175,514
Lamb Weston Holdings, Inc.	544	46,800
McCormick & Co., Inc.	460	78,076
Molson Coors Beverage Co., Class B	699	37,676
Mondelez International, Inc., Class A	5,360	295,230
Monster Beverage Corp. (a)	1,421	90,305
PepsiCo, Inc.	5,191	709,454
Philip Morris International, Inc.	5,792	492,841
Sysco Corp.	1,899	162,440
The Clorox Co.	467	71,703
The Coca-Cola Co.	14,355	794,549
The Estee Lauder Cos., Inc., Class A	828	171,015
The Hershey Co.	552	81,133
The J.M. Smucker Co.	425	44,255
The Kraft Heinz Co.	2,318	74,477
The Kroger Co.	2,985	86,535
The Procter & Gamble Co.	9,284	1,159,572
Tyson Foods, Inc., Class A	1,099	100,053
Walgreens Boots Alliance, Inc.	2,791	164,557
Walmart, Inc.	5,281	627,595
		7,175,398
Energy (4.3%):
Apache Corp.	1,400	35,826
Baker Hughes Co.	2,419	61,999
Cabot Oil & Gas Corp.	1,519	26,446
Chevron Corp.	7,039	848,270
Cimarex Energy Co.	379	19,894
Concho Resources, Inc.	748	65,502
ConocoPhillips	4,085	265,648
Devon Energy Corp.	1,441	37,423
Diamondback Energy, Inc.	600	55,716
EOG Resources, Inc.	2,166	181,424
Exxon Mobil Corp.	15,751	1,099,105
Halliburton Co.	3,268	79,967
Helmerich & Payne, Inc.	404	18,354
Hess Corp.	964	64,405
HollyFrontier Corp.	553	28,043
Kinder Morgan, Inc.	7,251	153,504
Marathon Oil Corp.	2,978	40,441
Marathon Petroleum Corp.	2,417	145,624

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
National Oilwell Varco, Inc.	1,436	$35,972
Noble Energy, Inc.	1,781	44,240
Occidental Petroleum Corp.	3,326	137,064
ONEOK, Inc.	1,538	116,380
Phillips 66	1,654	184,272
Pioneer Natural Resources Co.	617	93,395
Schlumberger Ltd.	5,154	207,191
TechnipFMC PLC	1,564	33,532
The Williams Cos., Inc.	4,512	107,025
Valero Energy Corp.	1,529	143,191
		4,329,853
Financials (12.8%):
Aflac, Inc.	2,733	144,576
American Express Co.	2,498	310,976
American International Group, Inc.	3,239	166,258
Ameriprise Financial, Inc.	472	78,626
Aon PLC	872	181,629
Arthur J. Gallagher & Co.	694	66,090
Assurant, Inc.	226	29,624
Bank of America Corp.	30,138	1,061,460
Berkshire Hathaway, Inc., Class B (a)	7,282	1,649,373
BlackRock, Inc., Class A	439	220,685
Capital One Financial Corp.	1,734	178,446
Cboe Global Markets, Inc.	413	49,560
Chubb Ltd.	1,687	262,599
Cincinnati Financial Corp.	566	59,515
Citigroup, Inc.	8,127	649,266
Citizens Financial Group, Inc.	1,618	65,707
CME Group, Inc.	1,334	267,760
Comerica, Inc.	537	38,530
Discover Financial Services	1,167	98,985
E*TRADE Financial Corp.	841	38,156
Everest Re Group Ltd.	152	42,080
Fifth Third BanCorp.	2,642	81,215
First Republic Bank	627	73,641
Franklin Resources, Inc.	1,038	26,967
Globe Life, Inc.	371	39,048
Huntington Bancshares, Inc.	3,845	57,983
Intercontinental Exchange, Inc.	2,073	191,856
Invesco Ltd.	1,386	24,920
JPMorgan Chase & Co.	11,676	1,627,635
KeyCorp	3,667	74,220
Lincoln National Corp.	738	43,549
Loews Corp.	952	49,970
M&T Bank Corp.	491	83,347
MarketAxess Holdings, Inc.	141	53,455
Marsh & McLennan Cos., Inc.	1,879	209,338
MetLife, Inc.	2,910	148,323
Moody's Corp.	604	143,396
Morgan Stanley	4,579	234,078

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
MSCI, Inc.	315	$81,327
Nasdaq, Inc.	427	45,732
Northern Trust Corp.	789	83,823
People's United Financial, Inc.	1,653	27,936
Principal Financial Group, Inc.	961	52,855
Prudential Financial, Inc.	1,497	140,329
Raymond James Financial, Inc.	460	41,152
Regions Financial Corp.	3,591	61,622
S&P Global, Inc.	910	248,476
State Street Corp.	1,354	107,101
SVB Financial Group (a)	192	48,200
Synchrony Financial	2,213	79,690
T. Rowe Price Group, Inc.	870	106,001
The Allstate Corp.	1,206	135,615
The Bank of New York Mellon Corp.	3,124	157,231
The Charles Schwab Corp.	4,256	202,415
The Goldman Sachs Group, Inc.	1,186	272,697
The Hartford Financial Services Group, Inc.	1,342	81,553
The PNC Financial Services Group, Inc.	1,631	260,357
The Progressive Corp.	2,176	157,521
The Travelers Cos., Inc.	961	131,609
Truist Financial Corp.	4,992	281,149
U.S. Bancorp	5,291	313,703
Unum Group	768	22,395
Wells Fargo & Co.	14,328	770,846
Willis Towers Watson PLC	479	96,729
WR Berkley Corp.	540	37,314
Zions Bancorp NA	635	32,969
		12,901,189
Health Care (14.1%):
Abbott Laboratories	6,579	571,451
AbbVie, Inc.	5,505	487,412
ABIOMED, Inc. (a)	168	28,659
Agilent Technologies, Inc.	1,152	98,277
Alexion Pharmaceuticals, Inc. (a)	824	89,116
Align Technology, Inc. (a)	267	74,504
Allergan PLC	1,222	233,610
AmerisourceBergen Corp.	560	47,611
Amgen, Inc.	2,212	533,246
Anthem, Inc.	944	285,116
Baxter International, Inc.	1,901	158,962
Becton, Dickinson & Co.	1,007	273,874
Biogen, Inc. (a)	672	199,403
Boston Scientific Corp. (a)	5,189	234,647
Bristol-Myers Squibb Co.	8,727	560,186
Cardinal Health, Inc.	1,089	55,082
Centene Corp. (a)	1,540	96,820
Cerner Corp.	1,169	85,793
Cigna Corp.	1,390	284,241
CVS Health Corp.	4,843	359,786

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Danaher Corp.	2,380	$365,281
DaVita, Inc. (a)	334	25,060
DENTSPLY SIRONA, Inc.	828	46,857
Edwards Lifesciences Corp. (a)	776	181,033
Eli Lilly & Co.	3,145	413,347
Gilead Sciences, Inc.	4,710	306,056
HCA Healthcare, Inc.	985	145,593
Henry Schein, Inc. (a)	546	36,429
Hologic, Inc. (a)	998	52,106
Humana, Inc.	493	180,694
IDEXX Laboratories, Inc. (a)	319	83,300
Illumina, Inc. (a)	547	181,462
Incyte Pharmaceuticals, Inc. (a)	666	58,155
Intuitive Surgical, Inc. (a)	430	254,195
IQVIA Holdings, Inc. (a)	672	103,831
Johnson & Johnson	9,798	1,429,234
Laboratory Corp. of America Holdings (a)	361	61,070
McKesson Corp.	671	92,813
Medtronic PLC	4,990	566,115
Merck & Co., Inc.	9,478	862,024
Mettler-Toledo International, Inc. (a)	91	72,188
Mylan NV (a)	1,921	38,612
PerkinElmer, Inc.	414	40,199
Perrigo Co. PLC	507	26,192
Pfizer, Inc.	20,602	807,186
Quest Diagnostics, Inc.	501	53,502
Regeneron Pharmaceuticals, Inc. (a)	297	111,518
ResMed, Inc.	535	82,909
STERIS PLC	313	47,707
Stryker Corp.	1,199	251,718
Teleflex, Inc.	172	64,748
The Cooper Co., Inc.	185	59,439
Thermo Fisher Scientific, Inc.	1,493	485,031
UnitedHealth Group, Inc.	3,527	1,036,868
Universal Health Services, Inc., Class B	299	42,895
Varian Medical Systems, Inc. (a)	338	47,999
Vertex Pharmaceuticals, Inc. (a)	957	209,535
Waters Corp. (a)	240	56,076
WellCare Health Plans, Inc. (a)	187	61,749
Zimmer Biomet Holdings, Inc.	766	114,655
Zoetis, Inc.	1,773	234,657
		14,147,834
Industrials (8.9%):
3M Co.	2,141	377,715
Alaska Air Group, Inc.	459	31,097
Allegion PLC	346	43,091
American Airlines Group, Inc.	1,451	41,615
AMETEK, Inc.	851	84,879
AO Smith Corp.	510	24,296
Arconic, Inc.	1,442	44,370

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
C.H. Robinson Worldwide, Inc.	503	$39,335
Caterpillar, Inc.	2,057	303,777
Cintas Corp.	312	83,953
Copart, Inc. (a)	761	69,205
CSX Corp.	2,895	209,482
Cummins, Inc.	570	102,007
Deere & Co.	1,172	203,061
Delta Air Lines, Inc.	2,143	125,322
Dover Corp.	541	62,356
Eaton Corp. PLC, ADR	1,539	145,774
Emerson Electric Co.	2,268	172,958
Equifax, Inc.	451	63,194
Expeditors International of Washington, Inc.	634	49,465
Fastenal Co.	2,135	78,888
FedEx Corp.	894	135,182
Flowserve Corp.	487	24,238
Fortive Corp.	1,100	84,029
Fortune Brands Home & Security, Inc.	518	33,846
General Dynamics Corp.	872	153,777
General Electric Co.	32,512	362,834
Honeywell International, Inc.	2,660	470,820
Huntington Ingalls Industries, Inc.	152	38,134
IDEX Corp.	283	48,676
IHS Markit Ltd. (a)	1,493	112,498
Illinois Tool Works, Inc.	1,089	195,617
Ingersoll-Rand PLC	892	118,564
J.B. Hunt Transport Services, Inc.	317	37,019
Jacobs Engineering Group, Inc.	504	45,275
Johnson Controls International PLC	2,872	116,920
Kansas City Southern	369	56,516
L3Harris Technologies, Inc.	823	162,847
Lockheed Martin Corp.	924	359,787
Masco Corp.	1,058	50,773
Nielsen Holdings PLC	1,325	26,898
Norfolk Southern Corp.	971	188,500
Northrop Grumman Corp.	583	200,535
Old Dominion Freight Line, Inc.	238	45,168
PACCAR, Inc.	1,288	101,881
Parker-Hannifin Corp.	478	98,382
Pentair PLC	626	28,715
Quanta Services, Inc.	530	21,576
Raytheon Co.	1,037	227,870
Republic Services, Inc., Class A	784	70,270
Robert Half International, Inc.	438	27,660
Rockwell Automation, Inc.	430	87,148
Rollins, Inc.	524	17,376
Roper Technologies, Inc.	387	137,087
Snap-on, Inc.	204	34,558
Southwest Airlines Co.	1,763	95,167
Stanley Black & Decker, Inc.	566	93,809
See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Textron, Inc.	850	$37,910
The Boeing Co.	1,990	648,263
TransDigm Group, Inc.	185	103,600
Union Pacific Corp.	2,584	467,162
United Airlines Holdings, Inc. (a)	810	71,353
United Parcel Service, Inc., Class B	2,609	305,409
United Rentals, Inc. (a)	280	46,696
United Technologies Corp.	3,020	452,275
Verisk Analytics, Inc., Class A	610	91,097
W.W. Grainger, Inc.	162	54,840
Wabtec Corp.	678	52,748
Waste Management, Inc.	1,453	165,584
Xylem, Inc.	670	52,789
		9,015,518
Information Technology (23.4%):
Accenture PLC, Class A	2,364	497,787
Adobe, Inc. (a)	1,802	594,318
Advanced Micro Devices, Inc. (a)	4,145	190,090
Akamai Technologies, Inc. (a)	602	52,001
Alliance Data Systems Corp.	153	17,167
Amphenol Corp., Class A	1,104	119,486
Analog Devices, Inc.	1,371	162,930
ANSYS, Inc. (a)	319	82,114
Apple, Inc.	15,549	4,565,964
Applied Materials, Inc.	3,439	209,917
Arista Networks, Inc. (a)	202	41,087
Autodesk, Inc. (a)	819	150,254
Automatic Data Processing, Inc.	1,611	274,676
Broadcom, Inc.	1,477	466,762
Broadridge Financial Solutions, Inc.	427	52,752
Cadence Design Systems, Inc. (a)	1,045	72,481
CDW Corp.	535	76,419
Cisco Systems, Inc.	15,793	757,432
Citrix Systems, Inc.	456	50,570
Cognizant Technology Solutions Corp., Class A	2,038	126,397
Corning, Inc.	2,863	83,342
DXC Technology Co.	953	35,823
F5 Networks, Inc. (a)	226	31,561
Fidelity National Information Services, Inc.	2,288	318,238
Fiserv, Inc. (a)	2,126	245,829
FleetCor Technologies, Inc. (a)	323	92,934
FLIR Systems, Inc.	499	25,983
Fortinet, Inc. (a)	528	56,369
Gartner, Inc. (a)	333	51,315
Global Payments, Inc.	1,119	204,285
Hewlett Packard Enterprises Co.	4,817	76,398
HP, Inc.	5,517	113,374
Intel Corp.	16,194	969,210
International Business Machines Corp.	3,297	441,930
Intuit, Inc.	969	253,810

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
IPG Photonics Corp. (a)	132	$19,129
Jack Henry & Associates, Inc.	286	41,662
Juniper Networks, Inc.	1,246	30,689
Keysight Technologies, Inc. (a)	698	71,636
KLA Corp.	587	104,586
Lam Research Corp.	540	157,896
Leidos Holdings, Inc.	495	48,456
Mastercard, Inc., Class A	3,305	986,839
Maxim Integrated Products, Inc.	1,007	61,941
Microchip Technology, Inc.	890	93,201
Micron Technology, Inc. (a)	4,121	221,627
Microsoft Corp. (b)	28,400	4,478,680
Motorola Solutions, Inc.	638	102,807
NetApp, Inc.	850	52,913
NortonLifeLock, Inc.	2,134	54,460
NVIDIA Corp.	2,278	536,012
Oracle Corp.	8,065	427,284
Paychex, Inc.	1,186	100,881
PayPal Holdings, Inc. (a)	4,371	472,810
Qorvo, Inc. (a)	432	50,211
QUALCOMM, Inc.	4,251	375,066
Salesforce.com, Inc. (a)	3,302	537,037
Seagate Technology PLC	861	51,230
ServiceNow, Inc. (a) (b)	702	198,189
Skyworks Solutions, Inc.	634	76,638
Synopsys, Inc. (a)	560	77,952
TE Connectivity Ltd.	1,245	119,321
Texas Instruments, Inc.	3,480	446,449
The Western Union Co.	1,561	41,804
VeriSign, Inc. (a)	385	74,182
Visa, Inc., Class A	6,373	1,197,486
Western Digital Corp.	1,107	70,261
Xerox Holdings Corp.	692	25,514
Xilinx, Inc.	936	91,513
Zebra Technologies Corp. (a)	199	50,833
		23,108,200
Materials (2.7%):
Air Products & Chemicals, Inc.	821	192,926
Albemarle Corp.	395	28,851
Amcor PLC	6,031	65,376
Avery Dennison Corp.	311	40,685
Ball Corp.	1,218	78,768
Celanese Corp., Series A	450	55,404
CF Industries Holdings, Inc.	809	38,622
Corteva, Inc.	2,786	82,354
Dow, Inc.	2,760	151,055
DuPont de Nemours, Inc.	2,758	177,064
Eastman Chemical Co.	506	40,106
Ecolab, Inc.	934	180,253
FMC Corp.	483	48,213

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Freeport-McMoRan, Inc.	5,401	$70,861
International Flavors & Fragrances, Inc.	397	51,221
International Paper Co.	1,460	67,233
Linde PLC	2,000	425,799
Lyondellbasell Industries NV, Class A	956	90,323
Martin Marietta Materials, Inc.	233	65,156
Newmont Goldcorp Corp.	3,052	132,610
Nucor Corp.	1,129	63,540
Packaging Corp. of America	352	39,420
PPG Industries, Inc.	880	117,471
Sealed Air Corp.	575	22,902
The Mosaic Co.	1,302	28,175
The Sherwin-Williams Co.	306	178,563
Vulcan Materials Co.	493	70,987
Westrock Co.	960	41,194
		2,645,132
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	429	69,318
American Tower Corp.	1,649	378,972
Apartment Investment & Management Co.	554	28,614
AvalonBay Communities, Inc.	520	109,044
Boston Properties, Inc.	535	73,755
CBRE Group, Inc., Class A (a)	1,246	76,367
Crown Castle International Corp.	1,548	220,047
Digital Realty Trust, Inc.	777	93,038
Duke Realty Investments, Inc.	1,368	47,429
Equinix, Inc.	317	185,033
Equity Residential	1,299	105,115
Essex Property Trust, Inc.	246	74,012
Extra Space Storage, Inc.	482	50,909
Federal Realty Investment Trust	261	33,599
Healthpeak Properties, Inc.	1,842	63,494
Host Hotels & Resorts, Inc.	2,670	49,529
Iron Mountain, Inc.	1,069	34,069
Kimco Realty Corp.	1,572	32,556
Mid-America Apartment Communities, Inc.	425	56,041
Prologis, Inc.	2,352	209,656
Public Storage	559	119,045
Realty Income Corp.	1,213	89,313
Regency Centers Corp.	624	39,368
SBA Communications Corp.	419	100,975
Simon Property Group, Inc.	1,142	170,112
SL Green Realty Corp.	303	27,840
UDR, Inc.	1,091	50,950
Ventas, Inc.	1,388	80,143
Vornado Realty Trust	590	39,235
Welltower, Inc.	1,510	123,488
Weyerhaeuser Co.	2,774	83,775
		2,914,841

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Utilities (3.3%):
AES Corp.	2,471	$49,173
Alliant Energy Corp.	895	48,974
Ameren Corp.	916	70,349
American Electric Power Co., Inc.	1,839	173,804
American Water Works Co., Inc.	673	82,678
Atmos Energy Corp.	444	49,666
CenterPoint Energy, Inc.	1,870	50,995
CMS Energy Corp.	1,057	66,422
Consolidated Edison, Inc.	1,238	112,002
Dominion Energy, Inc.	3,064	253,760
DTE Energy Co.	715	92,857
Duke Energy Corp.	2,714	247,544
Edison International	1,335	100,672
Entergy Corp.	741	88,772
Evergy, Inc.	848	55,196
Eversource Energy	1,205	102,509
Exelon Corp.	3,619	164,990
FirstEnergy Corp.	2,011	97,735
NextEra Energy, Inc.	1,820	440,732
NiSource, Inc.	1,391	38,725
NRG Energy, Inc.	937	37,246
Pinnacle West Capital Corp.	418	37,591
PPL Corp.	2,692	96,589
Public Service Enterprise Group, Inc.	1,883	111,191
Sempra Energy	1,049	158,903
The Southern Co.	3,904	248,685
WEC Energy Group, Inc.	1,174	108,278
Xcel Energy, Inc.	1,952	123,932
		3,309,970
Total Common Stocks (Cost $29,229,876)		99,616,536
Total Investments (Cost $29,229,876) — 99.5%		99,616,536
Other assets in excess of liabilities — 0.5%		522,613
NET ASSETS — 100.00%		$100,139,149

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Future	3	3/20/20	$471,905	$484,665	$12,760
	Total unrealized appreciation				$12,760
	Total unrealized depreciation				—
	Total net unrealized appreciation(depreciation)				$12,760

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
Victory S&P 500 Index VIP Series
ASSETS:
Investments, at value (Cost $29,229,876)	$99,616,536
Cash and cash equivalents	385,678
Deposits with brokers for futures contracts	76,749
Interest and dividends receivable	105,639
Variation margin receivable on open futures contracts	781
Receivable from Adviser	32,819
Prepaid expenses	6,304
Total Assets	100,224,506
LIABILITIES:
Payables:
Capital shares redeemed	19,957
Accrued expenses and other payables:
Investment advisory fees	21,036
Administration fees	4,729
Custodian fees	1,062
Transfer agent fees	10,622
Compliance fees	66
Trustees' fees	203
Other accrued expenses	27,682
Total Liabilities	85,357
NET ASSETS:
Capital	7,905,170
Total distributable earnings/(loss)	92,233,979
Net Assets	$100,139,149
Shares (unlimited shares authorized with a par value of $0.001 per shares):	5,175,358
Net asset value:	$19.35

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory S&P 500 Index VIP Series
Investment Income:
Dividends	$2,145,557
Interest	14,278
Securities lending (net of fees)	329
Total Income	2,160,164
Expenses:
Investment advisory fees	271,564
Administration fees	66,564
Custodian fees	6,431
Transfer agent fees	146,607
Trustees' fees	10,585
Compliance fees	741
Legal and audit fees	18,909
Other expenses	43,130
Total Expenses	564,531
Expenses waived/reimbursed by Adviser	(260,434)
Net Expenses	304,097
Net Investment Income (Loss)	1,856,067
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	24,187,474
Net realized gains (losses) from futures contracts	188,869
Net change in unrealized appreciation/depreciation on investment securities	3,523,327
Net change in unrealized appreciation/depreciation on futures contracts	44,831
Net realized/unrealized gains on investments	27,944,501
Change in net assets resulting from operations	$29,800,568

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory S&P 500 Index VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,856,067	$2,052,531
Net realized gains (losses) from investments	24,376,343	11,525,904
Net change in unrealized appreciation/depreciation on investments	3,568,158	(18,228,830)
Change in net assets resulting from operations	29,800,568	(4,650,395)
Change in net assets resulting from distributions to shareholders	(12,905,780)	(7,462,566)
Change in net assets resulting from capital transactions	(23,187,353)	(10,536,165)
Change in net assets	(6,292,565)	(22,649,126)
Net Assets:
Beginning of period	106,431,714	129,080,840
End of period	$100,139,149	$106,431,714
Capital Transactions:
Proceeds from shares issued	$4,642,884	$5,103,469
Distributions reinvested	12,905,780	7,462,566
Cost of shares redeemed	(40,736,017)	(23,102,200)
Change in net assets resulting from capital transactions	$(23,187,353)	$(10,536,165)
Share Transactions:
Issued	240,425	260,170
Reinvested	663,420	440,689
Redeemed	(2,019,404)	(1,183,894)
Change in Shares	(1,115,559)	(483,035)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory S&P 500 Index VIP Series
Year Ended 12/31/19	$16.92	0.34	4.88	5.22	(0.37)	(2.42)	(2.79)
Year Ended 12/31/18	$19.06	0.32	(1.21)	(0.89)	(0.02)	(1.23)	(1.25)
Year Ended 12/31/17	$15.98	0.30	3.15	3.45	(0.33)	(0.04)	(0.37)
Year Ended 12/31/16	$14.84	0.28	1.46	1.74	(0.32)	(0.28)	(0.60)
Year Ended 12/31/15	$14.97	0.27	(0.12)	0.15	(0.28)	—	(0.28)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory S&P 500 Index VIP Series
Year Ended 12/31/19	—		$19.35	31.04%		0.28%	1.71%	0.52%	$100,139	3%
Year Ended 12/31/18	—		$16.92	(4.65)%		0.28%	1.65%	0.38%	$106,432	3%
Year Ended 12/31/17	—		$19.06	21.60%		0.28%	1.70%	0.41%	$129,081	3%
Year Ended 12/31/16	—	(c)	$15.98	11.75	%(d)	0.28%	1.84%	0.37%	$120,157	4%
Year Ended 12/31/15	—		$14.84	1.03%		0.28%	1.75%	0.39%	$118,752	3%

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory S&P 500 Index VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	Total
Common Stocks	$99,616,536	$99,616,536
Total	99,616,536	99,616,536
Other Financial Instruments^:
Assets:
Futures Contracts	12,760	12,760
Total	$12,760	$12,760

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with broker for futures contracts. As of December 31, 2019, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amount Presented in the Statement of Assets and Liabilities	Cash Collateral Received	Net Amount
Futures Contracts-Goldman Sachs & Co.	$1,155	$(374)	$781	$—	$781
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amount Presented in the Statement of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
Futures Contracts-Goldman Sachs & Co.	$374	$(374)	$—	$—	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by the Fund is disclosed in the Statement of Assets and Liabilities.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure:	$12,760

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$188,869	$44,831

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

As of December 31, 2019, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Distributable Earnings/(Loss)	Capital
$(2)	$2

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$2,895,100	$36,906,337

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.25% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 0.28%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020	Expires 12/31/2021	Expires 12/31/2022	Total
$167,384	$126,360	$260,434	$554,178

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,891,446	$11,014,334	$12,905,780
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$349,417	$7,113,149	$7,462,566

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$2,003,389	$22,828,416	$24,831,805	$—	$67,402,174	$92,233,979

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,214,362	$71,223,720	$(3,821,546)	$67,402,174

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory S&P 500 Index VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015	Partner, McCarvill Capital
Partners (September 2016-
September 2017); Advisor,
Endgate Commodities LLC
(January 2016-April 2016);
Managing Partner, Endgate
Commodities LLC
(August 2014-January 2016);
Chief Operating Officer,
Liquidnet Holdings, Inc.
			(December 2011-July 2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,107.50	$1,023.79	$1.49	$1.43	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 99%.

Dividends qualified for corporate dividends received deductions of 98%.

For the year ended December 31, 2019, the Fund designated long-term capital gain distributions in the amount of $11,014,334.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index, noting that the Fund's investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Fund is net of expenses, while the performance of the benchmark index reflects gross returns and as a result, the Fund generally will underperform its benchmark index due to fees and expenses. The Board considered the Fund's tracking error as a factor in evaluating performance. The Board also considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

The Board noted that the Adviser's investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Fund's reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)
Trustee and Officer Information	32
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds (Unaudited)

Victory Sophus Emerging Markets VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

For the year ended December 31, 2019, Victory Sophus Emerging Market VIP Series (the "Fund") had a total return of 23.13% versus the MSCI Emerging Market Index (the "Index"), the Fund's benchmark, which had a return of 18.42%.

Commentary

The Fund seeks to provide long-term capital appreciation. The Fund outperformed the Index for the year ended December 31, 2019. Sophus Capital employs a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

Market Overview

Emerging markets rose strongly in the first quarter, scaling 9.6%, but lost track subsequently, declining over the next two quarters as investor risk appetite was marred by the escalation of trade tensions. However, emerging markets sprung back to life in the last quarter over positive developments on the trade front along with global monetary easing. In a risk-on sentiment fueled by a more dovish U.S. Federal Reserve (the "Fed"), emerging markets rallied 8.76% in January 2019. The rally was similar to that seen a year prior in January of 2018, but the reasons were quite dissimilar as markets were giddy last year from a synchronized growth narrative. At the beginning of the second quarter, investor sentiment remained upbeat on signs of a global growth recovery, building on the momentum seen in the first quarter. The U.S. dollar rose against all the major currencies, encouraged by renewed economic divergence. Commodities saw strong gains, led by a rally on oil as supply concerns intensified following the United States' decision to end waivers on Iranian oil imports. However, the re-escalation of the U.S./China trade war put investors in a risk-off mode which, along with soft economic data in both China and the United States, heightened concerns of a global growth slowdown, raising uncertainty across global markets. Adding to the skittishness of the markets, mid-quarter, President Trump threatened to raise tariffs on Mexico as the administration sought Mexico's attention to help constrain the flood of illegal migrants into the United States. Fortunately, this was short-lived as an agreement between Mexico and the United States was reached shortly thereafter. Emerging markets ended the second quarter on a strong note, led by a more dovish Fed and optimism for fresh trade talks between the United States and China. The interest rate cut expectations in the United States pushed the U.S. dollar lower and the yield on the 10-year U.S. Treasury bond to 2.00%, its lowest level since November of 2016.

At mid-year, the situation would soon change as these conditions could not quell investor fears of a slowdown in global growth, helping to push the U.S. dollar higher and weighing on

5

Victory Variable Insurance Funds (Unaudited)

Victory Sophus Emerging Markets VIP Series (continued)

emerging markets equity securities. During the third quarter of 2019, emerging markets declined as markets responded to a re-escalation of the trade war. Furthermore. the United States designated China as a currency manipulator. This back-and-forth between the United States and China fueled global growth concerns leading to a risk-off sentiment in the markets. Mid-quarter, sentiment improved a bit as the United States agreed to delay tariffs on certain products and both countries agreed to go back to the table.

Emerging markets continued to advance during the beginning of the fourth quarter, and on October 11, 2019, it was announced that "Phase 1" of a trade deal was agreed to in principle. Mid-October, the Fed cut rates by 25 basis points, as expected, and announced they would expand their balance sheet. This all helped push the U.S. dollar down. A growing optimism on the Phase 1 trade deal and steepening U.S. yield curve provided fuel to the risk-on trade and pushed out fears of a recession. The year finished on a high note with market "giddiness" fueled by the "finalization" of a Phase 1 U.S./China trade agreement, and the United States indefinitely delaying new tariffs that were set to go into effect on December 15, 2019. Furthermore, elections in the United Kingdom appeared to put Brexit on a more certain path, while global macro indicators provided a rosier outlook for global growth.

Portfolio Review

By sectors, the largest contributor to performance was stock selection in communication services. The largest detractor from relative performance was stock selection in consumer staples. By country, the largest contributor was stock selection in China. The largest detractor was stock selection in Russia.

Outlook

The continued strength of the mighty dollar is now in question, thanks to the regionalization of trade, economic growth, and in all likelihood political influence. We believe that the weaker dollar will benefit emerging markets economies and markets in 2020. Further, we see the growth differential between emerging markets and the developed markets widening again, and we believe emerging markets earnings likely will grow at twice the rate of developed markets earnings.

The global economy is expected to grow by 3.4%, according to the World Bank. Emerging economies are forecast to grow by 4.6% versus 1.7% for developed economies — the main contributors being China, India, and Brazil. Trade volume is expected to pick up again to 3.2% globally (from 1.2% in 2019), led by emerging market economies. Emerging markets have suffered from a perception that its growth is mostly commodity driven. While this has been true at times in the past, the emerging markets today is more technology and communication services driven, as it was at the turn of the century. Consumption and financial intermediation (credit growth) also are poorly understood elements, but are expected to be major contributors to growth.

Consensus estimates are for 15-17% earnings growth in emerging markets in 2020, driven by 1) Technology, 2) Financials, and 3) Consumer Discretionary sectors. Within technology, the memory cycle has turned, and we see DRAM or dynamic random-access memory and NAND flash memory prices recouping lost ground. Processing capacity — thanks to the Internet of Things, artificial intelligence, and machine learning — is expected to push the hardware cycle to new heights. While interest rates remain low and bank appetite for lending

6

Victory Variable Insurance Funds (Unaudited)

has been subdued, the extended growth cycle requires capital investment, in lagging economies like Brazil, Poland, Turkey, and parts of the Persian Gulf. Consumption is now a global theme, and the combination of cheap credit, worldwide campaigns, and coordinated technological shifts (5G, for example) are pushing ever more activity into services and purchasing across the emerging markets space.

Growth and quality investment styles outperformed in 2019, while value styles lagged. We do not see any changes in 2020, as the world remains starved for growth in the post-financial-crisis economy. We look to capture sustainable growth with positive catalysts. The emerging markets universe is dynamic, exciting, and differentiated. We invest across all market caps, knowing that the inefficiencies, which are inherent in this asset class, are most powerful in smaller countries, companies, or out-of-favor segments.

In anticipation of a weaker U.S. dollar, accelerating emerging markets growth, rising earnings, and attractive valuations, we expect another positive year for emerging markets equity securities.

7

Victory Variable Insurance Funds (Unaudited)

Victory Sophus Emerging Markets VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class I
Inception Date	10/17/94
	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	23.13%	18.42%
Three Year	12.55%	11.57%
Five Year	6.78%	5.61%
Ten Year	3.27%	3.68%
Since Inception	7.55%	N/A

Expense Ratios

Gross	1.33%
With Applicable Waivers	1.33%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (97.9%)
Brazil (8.9%):
Consumer Discretionary (1.5%):
Cyrela Brazil Realty SA Empreendimentos e Participacoes	39,300	$292,273
Grupo SBF SA (a)	42,300	371,610
		663,883
Energy (1.2%):
Petroleo Brasileiro SA, ADR	32,369	515,962
Financials (2.7%):
Banco Bradesco SA, ADR	67,797	606,783
Banco do Brasil SA	46,100	608,558
		1,215,341
Health Care (0.9%):
Qualicorp Consultoria e Corretora de Seguros SA	42,300	391,621
Industrials (0.9%):
Companhia de Locacao das Americas	61,200	346,729
JSL SA	7,800	52,146
		398,875
Real Estate (1.0%):
Aliansce Sonae Shopping Centers SA (a)	37,592	469,781
Utilities (0.7%):
Neoenergia SA	53,300	330,779
		3,986,242
Chile (0.1%):
Financials (0.1%):
Banco de Credito e Inversiones SA	1,208	54,791
China (30.3%):
Communication Services (6.2%):
Momo, Inc., ADR	5,626	188,471
Tencent Holdings Ltd.	48,330	2,328,503
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	60,000	232,298
		2,749,272
Consumer Discretionary (10.3%):
Alibaba Group Holding Ltd., ADR (a)	13,675	2,900,467
Gree Electric Appliances, Inc. of Zhuhai, Class A	28,700	270,662
Huayu Automotive Systems Co. Ltd., Class A	61,300	228,923
JD.com, Inc., ADR (a)	12,311	433,717
New Oriental Education & Technology Group, Inc., ADR (a)	2,476	300,215
Tongcheng-Elong Holdings Ltd. (a)	130,400	234,066
Topsports International Holdings Ltd. (b)	167,829	202,899
		4,570,949

See notes to financial statements.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Consumer Staples (1.4%):
China Mengniu Dairy Co. Ltd.	94,000	$380,263
Wuliangye Yibin Co. Ltd., Class A	13,900	266,011
		646,274
Energy (1.1%):
China Oilfield Services Ltd., Class H	312,000	489,877
Financials (5.8%):
China Construction Bank Corp., Class H	1,005,638	871,987
China Galaxy Securities Co. Ltd. (c)	672,000	395,901
China Merchants Bank Co. Ltd., Class H	76,000	390,751
Ping An Insurance Group Co. of China Ltd.	76,500	905,318
		2,563,957
Industrials (0.8%):
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	447,000	374,719
Information Technology (1.7%):
Beijing Sinnet Technology Co. Ltd., Class A	107,900	311,200
Kingdee International Software Group Co. Ltd.	166,000	166,084
Venustech Group, Inc., Class A	57,000	276,926
		754,210
Materials (1.6%):
Anhui Conch Cement Co. Ltd., Class H	62,500	455,412
Hengli Petrochemical Co. Ltd., Class A	122,100	282,507
		737,919
Real Estate (1.4%):
China SCE Group Holdings Ltd.	454,000	264,465
Sunac China Holdings Ltd.	58,000	346,284
		610,749
		13,497,926
Cyprus (0.7%):
Financials (0.7%):
TCS Group Holding PLC, GDR	13,960	300,553
Greece (1.0%):
Communication Services (0.7%):
Hellenic Telecommunications Organization SA	19,292	308,774
Industrials (0.3%):
Mytilineos Holdings SA	14,765	162,151
		470,925
Hong Kong (3.7%):
Energy (0.8%):
Kunlun Energy Co. Ltd.	388,000	342,797
Health Care (1.0%):
CSPC Pharmaceutical Group Ltd.	188,000	448,672

See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Information Technology (0.7%):
Kingboard Laminates Holdings Ltd.	252,000	$312,390
Real Estate (1.2%):
Shimao Property Holdings Ltd.	136,000	527,086
		1,630,945
India (7.8%):
Consumer Discretionary (0.7%):
Aditya Birla Fashion And Retail Ltd. (a)	54,722	177,739
The Indian Hotels Co. Ltd.	70,068	142,393
		320,132
Energy (2.1%):
Petronet LNG Ltd.	62,053	233,047
Reliance Industries Ltd.	31,982	678,478
		911,525
Financials (2.6%):
Axis Bank Ltd.	32,820	346,973
Cholamandalam Investment and Finance Co. Ltd.	59,750	255,796
Housing Development Finance Corp. Ltd.	16,484	557,424
		1,160,193
Information Technology (1.0%):
HCL Technologies Ltd.	27,070	215,517
Infosys Technologies Ltd., ADR	23,445	241,952
		457,469
Materials (1.4%):
Berger Paints India Ltd.	27,028	195,282
UltraTech Cement Ltd.	4,444	252,022
UPL Ltd.	23,544	192,790
		640,094
		3,489,413
Indonesia (1.8%):
Financials (0.8%):
PT Bank Negara Indonesia (Persero) Tbk	587,100	331,487
Industrials (0.5%):
PT Wijaya Karya (Persero) Tbk	1,589,800	227,366
Materials (0.5%):
PT Indocement Tunggal Prakarsa Tbk	169,100	231,325
		790,178
Korea, Republic Of (13.8%):
Communication Services (0.4%):
Innocean Worldwide, Inc.	2,846	174,635

See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Consumer Discretionary (1.7%):
Fila Korea Ltd.	3,633	$166,027
Hyundai Mobis Co. Ltd.	1,843	407,799
Kia Motors Corp.	4,530	173,026
		746,852
Consumer Staples (0.4%):
NeoPharm Co. Ltd.	4,500	188,013
Energy (0.8%):
SK Innovation Co. Ltd.	2,613	338,211
Financials (0.6%):
Hana Financial Group, Inc.	8,687	276,352
Health Care (0.7%):
Hanmi Pharm Co. Ltd. (a)	1,271	324,903
Industrials (0.6%):
Samsung Engineering Co. Ltd. (a)	16,175	267,346
Information Technology (8.0%):
Douzone Bizon Co. Ltd.	3,769	263,509
Samsung Electro-Mechanics Co. Ltd.	5,967	641,901
Samsung Electronics Co. Ltd.	38,680	1,864,110
SK Hynix, Inc.	9,770	794,773
		3,564,293
Materials (0.6%):
Ssangyong Cement Industrial Co. Ltd.	54,997	269,434
		6,150,039
Mexico (1.9%):
Consumer Discretionary (0.5%):
Alsea SAB de CV (a)	78,887	207,951
Financials (0.4%):
Gentera SAB de CV	188,644	194,300
Industrials (0.4%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	18,743	195,302
Real Estate (0.6%):
Corp Inmobiliaria Vesta SAB de CV	140,165	252,106
		849,659
Peru (0.9%):
Financials (0.9%):
Credicorp Ltd.	1,960	417,735
Philippines (1.4%):
Financials (1.4%):
BDO Unibank, Inc.	125,670	391,827
Metropolitan Bank & Trust Co.	165,000	215,924
		607,751

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Poland (1.3%):
Communication Services (0.8%):
CD Projekt SA	4,934	$363,976
Energy (0.5%):
Grupa Lotos SA	9,573	211,251
		575,227
Russian Federation (3.4%):
Energy (1.7%):
LUKOIL PJSC, ADR	7,577	754,719
Financials (0.9%):
Sberbank of Russia PJSC	25,259	416,129
Materials (0.8%):
MMC Norilsk Nickel PJSC, ADR	10,906	332,524
		1,503,372
Saudi Arabia (1.4%):
Consumer Discretionary (0.7%):
Jarir Marketing Co.	4,009	177,011
Leejam Sports Co. JSC	6,521	140,917
		317,928
Financials (0.7%):
Arab National Bank	40,056	292,441
		610,369
South Africa (4.0%):
Communication Services (0.9%):
Naspers Ltd.	2,492	408,027
Consumer Staples (0.7%):
The SPAR Group Ltd.	21,040	297,392
Financials (1.5%):
Liberty Holdings Ltd.	50,222	397,282
Nedbank Group Ltd.	18,875	289,165
		686,447
Materials (0.9%):
AngloGold Ashanti Ltd.	17,669	401,581
		1,793,447
Taiwan (10.4%):
Consumer Discretionary (0.6%):
Giant Manufacturing Co. Ltd.	36,000	256,290
Financials (2.3%):
Chailease Holding Co. Ltd.	64,890	299,152
Fubon Financial Holding Co. Ltd.	199,000	308,199
Yuanta Financial Holding Co. Ltd.	649,000	437,551
		1,044,902

See notes to financial statements.

13

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Industrials (0.6%):
Far Eastern New Century Corp.	283,000	$281,876
Information Technology (6.9%):
Globalwafers Co. Ltd.	50,000	640,363
Taiwan Semiconductor Manufacturing Co. Ltd.	177,259	1,962,003
Walsin Technology Corp.	56,000	447,031
		3,049,397
		4,632,465
Thailand (3.2%):
Communication Services (0.9%):
Advanced Info Service PCL	28,500	202,397
Plan B Media Public Co. Ltd.	817,300	207,147
		409,544
Consumer Discretionary (0.3%):
Com7 PCL (c)	132,800	117,366
Consumer Staples (0.3%):
CP ALL PCL	59,600	143,627
Financials (0.6%):
Siam Commercial Bank PCL	64,600	262,723
Industrials (0.5%):
Gunkul Engineering PCL	2,209,800	219,700
Materials (0.6%):
Tipco Asphalt PCL	367,300	259,658
		1,412,618
Turkey (0.9%):
Consumer Discretionary (0.5%):
Tofas Turk Otomobil Fabrikasi AS	49,435	223,417
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (a)	—	1
		223,418
Energy (0.4%):
Tupras Turkiye Petrol Rafinerileri AS	7,743	165,259
		388,677
United Kingdom (1.1%):
Materials (1.1%):
Anglo American PLC	7,082	203,420
Antofagasta PLC	22,814	276,184
		479,604
Total Common Stocks (Cost $33,827,065)		43,641,936

See notes to financial statements.

14

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Preferred Stocks (0.7%)
Brazil (0.7%):
Industrials (0.7%):
Randon SA Implementos e Participacoes	97,600	$326,339
Total Preferred Stocks (Cost $196,696)		326,339
Collateral for Securities Loaned^ (0.9%)
United States (0.9%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (d)	18,522	18,522
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (d)	102,041	102,041
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (d)	3,094	3,094
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (d)	61,643	61,643
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (d)	67,812	67,812
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (d)	135,620	135,620
Total Collateral for Securities Loaned (Cost $388,732)		388,732
Total Investments (Cost $34,412,493) — 99.5%		44,357,007
Other assets in excess of liabilities — 0.5%		213,945
NET ASSETS — 100.00%		$44,570,952

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $202,899 and amounted to 0.5% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2019
	Victory Sophus Emerging Markets VIP Series
ASSETS:
Investments, at value (Cost $34,412,493)	$44,357,007	(a)
Foreign currency, at value (Cost $70,484)	70,561
Cash and cash equivalents	453,193
Interest and dividends receivable	144,795
Receivable for capital shares issued	20,779
Receivable for investments sold	56,607
Reclaims receivable	521
Receivable from Adviser	12,056
Prepaid expenses	2,728
Total Assets	45,118,247
LIABILITIES:
Payables:
Collateral received on loaned securities	388,732
Investments purchased	18,890
Capital shares redeemed	50,019
Accrued foreign capital gains taxes	13,213
Accrued expenses and other payables:
Investment advisory fees	36,512
Administration fees	2,073
Custodian fees	11,782
Transfer agent fees	44
Compliance fees	28
Trustees' fees	87
Other accrued expenses	25,915
Total Liabilities	547,295
NET ASSETS:
Capital	33,674,227
Total distributable earnings/(loss)	10,896,725
Net Assets	$44,570,952
Shares (unlimited shares authorized with a par value of $0.001 per share):	2,833,404
Net asset value:	$15.73

(a)  Includes $369,336 of securities on loan.

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2019
Victory Sophus Emerging Markets VIP Series
Investment Income:
Cash dividends	$1,257,581
Non-cash dividends	258,010
Interest	5,711
Securities lending (net of fees)	15,673
Foreign tax withholding	(119,604)
Total Income	1,417,371
Expenses:
Investment advisory fees	432,613
Administration fees	26,468
Custodian fees	71,754
Transfer agent fees	282
Trustees' fees	4,906
Compliance fees	279
Legal and audit fees	25,824
Interfund lending fees	12
Other expenses	44,884
Total Expenses	607,022
Expenses waived/reimbursed by Adviser	(22,632)
Net Expenses	584,390
Net Investment Income (Loss)	832,981
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	361,239
Foreign taxes on realized gains	(6,290)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	7,850,865
Net change in accrued foreign taxes on unrealized gains	(4,529)
Net realized/unrealized gains on investments	8,201,285
Change in net assets resulting from operations	$9,034,266

See notes to financial statements.

17

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$832,981	$617,718
Net realized gains (losses) from investments	354,949	1,957,167
Net change in unrealized appreciation/depreciation on investments	7,846,336	(12,921,981)
Change in net assets resulting from operations	9,034,266	(10,347,096)
Change in net assets resulting from distributions to shareholders	(2,706,474)	(4,578,069)
Change in net assets resulting from capital transactions	(4,141,635)	(5,239,557)
Change in net assets	2,186,157	(20,164,722)
Net Assets:
Beginning of period	42,384,795	62,549,517
End of period	$44,570,952	$42,384,795
Capital Transactions:
Proceeds from shares issued	$1,667,106	$3,506,148
Distributions reinvested	2,706,474	4,578,069
Cost of shares redeemed	(8,515,215)	(13,323,774)
Change in net assets resulting from capital transactions	$(4,141,635)	$(5,239,557)
Share Transactions:
Issued	111,672	186,585
Reinvested	174,181	338,686
Redeemed	(571,160)	(735,217)
Change in Shares	(285,307)	(209,946)

See notes to financial statements.

18

This page is intentionally left blank.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory Sophus Emerging Markets VIP Series
Year Ended 12/31/19	$13.59	0.29	2.85	3.14	(0.16)	(0.84)	(1.00)
Year Ended 12/31/18	$18.79	0.20	(3.79)	(3.59)	(0.14)	(1.47)	(1.61)
Year Ended 12/31/17	$13.26	0.17	5.51	5.68	(0.15)	—	(0.15)
Year Ended 12/31/16	$11.99	0.12	1.14	1.26	(0.12)	—	(0.12)
Year Ended 12/31/15	$13.81	0.13	(1.89)	(1.76)	(0.06)	—	(0.06)
*  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.95% for the period shown. (See Note 8)

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory Sophus Emerging Markets VIP Series
Year Ended 12/31/19	—	$15.73	23.28%		1.35%	1.93%	1.40%	$44,571	91%
Year Ended 12/31/18	—	$13.59	(18.97)%		1.34%	1.12%	1.34%	$42,385	105%
Year Ended 12/31/17	—	$18.79	42.88%		1.33%	1.03%	1.33%	$62,550	99%
Year Ended 12/31/16	0.13	$13.26	11.57	%(c)	1.34%	0.98%	1.35%	$48,634	102%
Year Ended 12/31/15	—	$11.99	(12.74)%		1.35%	0.92%	1.35%	$48,426	123%

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. The accompanying financial statements are those of the Victory Sophus Emerging Markets VIP Series (the "Fund").

The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. To the extent this model is utilized, these valuations are categorized as a Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
Common Stocks	$6,990,385	$36,651,551	$43,641,936
Preferred Stocks	—	326,339	326,339
Collateral for Securities Loaned	388,732	—	388,732
Total	$7,379,117	$36,977,890	$44,357,007

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. During the year ended December 31, 2019, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$369,336	$369,336	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Distributable Earnings/(Loss)	Capital
$(2)	$2

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund:

Purchases	Sales
$38,837,268	$45,382,744

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The funds in the Victory Funds Complex, in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2020. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limit (excluding voluntary waivers) is 1.35%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires December 31, 2022	Total
$22,632	$22,632

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the line of credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$143,000	1	2.99%	$143,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

7. Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$457,783	$2,248,691	$2,706,474
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$437,091	$4,140,978	$4,578,069

As of the tax year ended December 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$793,134	$359,357	$1,152,491	$9,744,234	$10,896,725

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$34,606,198	$10,547,796	$(796,987)	$9,750,809

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2019

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.5%

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019 and the Fund's financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

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Victory Variable Insurance Funds	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,106.60	$1,018.30	$7.27	$6.97	1.37%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 87%.

For the year ended December 31, 2019, the Fund designated long-term capital gain distributions in the amount of $2,248,691.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2019 were $0.53 and $0.04, respectively.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2019

  (Unaudited)

arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the three-year and five-year periods, underperformed the peer group median for the one- and ten-year periods, matched the peer group median for the three-year period, and outperformed the peer group median for the five-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/19)

December 31, 2019

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	2
Fund Review and Commentary (Unaudited)	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information (Unaudited)
Trustee and Officer Information	19
Proxy Voting and Portfolio Holdings Information	21
Expense Examples	21
Additional Federal Income Tax Information	22
Advisory Contract Renewal	23
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

2

Portfolio Commentary (Unaudited)

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Victory Variable Insurance Diversified Stock Fund Commentary

The Victory Variable Insurance Diversified Stock Fund (the "Fund") seeks to provide long-term growth of capital. The Fund generated a 28.39% total return for the fiscal year ended December 31, 2019, as compared to its benchmark, the S&P 500® Index, which returned 31.49%. It was a banner year for stocks, driven by resilient U.S. economic growth and job creation, dovish global monetary policy, and improving U.S./China trade relations. Technology stocks, including many large-cap Tech/Communication Services giants with durable growth and reasonable valuations, led the indices higher. Higher rates and an improved economic outlook benefited Financials and Industrials, while pressuring defensive/bond proxy sectors (Consumer Discretionary, Real Estate, and Consumer Staples). Energy was the worst performing sector during the fiscal year.

Relative to the benchmark, the Fund's smaller size, value-tilt, and positive beta/volatility exposure detracted from results, as did sector allocation (cash drag, overweight Financials). Good stock selection in Industrials and Consumer Discretionary was offset by challenges in Health Care and Consumer Staples.

In Industrials, Universal Forest Products, Inc., a supplier of wood, wood composite, and other products to the retail, construction, and industrial markets, was a top performer. Since taking our initial position in April, the stock has been propelled higher by a string of better-than-expected results, highlighted by accelerating organic volume growth, and solid margin expansion.

In Consumer Discretionary, our outperformance was mostly driven by our retail holdings, with Target Corporation, the U.S.-based general merchandise retailer with approximately 1,800 stores nationally, one of our top performers. The company is one of the few winners in an otherwise tough retail environment, posting robust same-store-sales and double-digit earnings per share growth.

In Health Care, we had some industry headwinds, mostly from our overweight positioning in managed care and facilities names due to ongoing regulatory concerns heading into the 2020 election (i.e., "Medicare for All"). Importantly, these names have started to show positive relative strength recently, and contributed strongly to relative performance in the fourth quarter. UnitedHealth Group, one of the largest health benefits providers in the United States, is a prime example. The company recently reported strong third quarter results and raised its 2019 full-year adjusted earnings guidance range, driven by strength in its Medicare and commercial health benefits businesses, as well as broad-based strength within its OptumHealth segment. Despite the strong fourth quarter performance, shares remain inexpensive as investors discount Democratic presidential candidates' proposals to remake the American health care system, something we view as unlikely.

In Consumer Staples, Medifast, Inc., a manufacturer and distributor of health products and programs including weight loss / weight management plan OPTAVIA, was our weakest holding. The company cited three sources of business disruption: (1) fraudulent e-commerce credit card transactions, (2) issues with a technology platform migration, and (3) supply chain problems resulting from the 40% increase in manufacturing capacity. We exited our position.

At year end, the Fund had overweight allocations to the Technology Hardware, Storage & Peripherals, Consumer Discretionary, and Communication Services sectors. Within Technology, our largest active industry weightings are in data processing services, system software, distributors, and electronic manufacturing services. In Consumer Discretionary, our biggest active weightings are in housing and general merchandise retail. In Communication Services we have large overweight positions in broadcasting, interactive media, and cable. We maintained underweight allocations to the Consumer Discretionary, Health Care, Real Estate, and Materials sectors. Overall, the style had positive exposure to price momentum, growth, earnings yield, and highly profitable companies, with a smaller size bias.

The Fund continues to focus on companies that we believe have superior earnings growth, return on invested capital, and positive earnings/price momentum combined with a reasonable valuation over a wide spectrum of market capitalizations. We are confident that this combination of characteristics positions the Fund for strong competitive performance in the future.

3

Portfolio Commentary (Unaudited)

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A Shares
Inception Date	7/1/99
	Net Asset Value	S&P 500® Index[1]
One Year	28.39%	31.49%
Three Year	12.07%	15.27%
Five Year	7.22%	11.70%
Ten Year	9.79%	13.56%
Since Inception	5.68%	N/A
Expense Ratios
Gross		0.96%
With Applicable Waivers		0.96%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratio is from the Fund's prospectus dated April 16, 2019. Additional information pertaining to the Fund's expense ratio as of December 31, 2019 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

1 The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.6%):
Communication Services (11.7%):
Alphabet, Inc., Class C (a)	866	$1,158
Comcast Corp., Class A	14,084	634
Facebook, Inc., Class A (a)	3,416	701
Nexstar Media Group, Inc., Class A	3,934	461
The Walt Disney Co.	1,924	278
T-Mobile US, Inc. (a)	2,867	225
		3,457
Consumer Discretionary (11.1%):
Aaron's, Inc.	3,029	173
Amazon.com, Inc. (a)	425	785
Dollar General Corp.	997	156
DR Horton, Inc.	7,490	396
Group 1 Automotive, Inc.	1,926	193
LCI Industries	1,674	179
LGI Homes, Inc. (a)	2,532	179
Marriott Vacations Worldwide Corp.	1,385	178
Meritage Homes Corp. (a)	4,736	289
Skechers U.S.A., Inc., Class A (a)	7,306	316
Target Corp.	3,461	443
		3,287
Consumer Staples (6.7%):
PepsiCo, Inc.	2,842	388
The Coca-Cola Co.	7,693	426
The Procter & Gamble Co.	4,617	577
US Foods Holding Corp. (a)	9,885	414
Walmart, Inc.	1,404	167
		1,972
Energy (4.0%):
Chevron Corp.	2,372	286
Exxon Mobil Corp.	5,934	413
Phillips 66	2,223	248
Valero Energy Corp.	2,440	229
		1,176
Financials (13.5%):
Ally Financial, Inc.	12,502	382
Ameriprise Financial, Inc.	2,597	433
Citigroup, Inc.	7,632	610
Discover Financial Services	4,683	397
Essent Group Ltd.	7,443	387
LPL Financial Holdings, Inc.	4,783	441
Meta Financial Group, Inc.	5,032	184
NMI Holdings, Inc., Class A (a)	9,473	314
Primerica, Inc.	3,101	405
Western Alliance Bancorp	7,951	453
		4,006

See notes to financial statements.
5

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (11.8%):
AbbVie, Inc.	6,452	$572
Anthem, Inc.	1,382	416
Biogen, Inc. (a)	1,164	345
Bristol-Myers Squibb Co.	9,768	627
CVS Health Corp.	3,415	254
HCA Healthcare, Inc.	2,407	356
Jazz Pharmaceuticals PLC (a)	1,859	278
Medtronic PLC	1,169	133
Regeneron Pharmaceuticals, Inc. (a)	773	290
UnitedHealth Group, Inc.	736	216
		3,487
Industrials (9.2%):
Air Lease Corp.	9,439	449
EMCOR Group, Inc.	4,454	384
Federal Signal Corp.	11,504	371
Kansas City Southern	1,124	172
L3Harris Technologies, Inc.	1,752	347
Lockheed Martin Corp.	1,234	480
SkyWest, Inc.	5,151	333
Universal Forest Products, Inc.	4,053	193
		2,729
Information Technology (26.8%):
Adobe, Inc. (a)	694	229
Apple, Inc.	5,636	1,655
Booz Allen Hamilton Holdings Corp.	3,833	273
Broadcom, Inc.	1,265	400
CDW Corp.	3,004	429
Cisco Systems, Inc.	4,732	227
EPAM Systems, Inc. (a)	1,383	293
Euronet Worldwide, Inc. (a)	2,575	406
Fiserv, Inc. (a)	3,593	415
Jabil, Inc.	10,686	442
Mastercard, Inc., Class A	757	226
Microsoft Corp.	10,749	1,695
Oracle Corp.	6,082	322
Visa, Inc., Class A	1,718	323
WNS Holdings Ltd., ADR (a)	6,445	427
Zebra Technologies Corp. (a)	730	186
		7,948
Materials (1.4%):
Vulcan Materials Co.	2,896	417
Real Estate (1.4%):
CBRE Group, Inc., Class A (a)	6,868	421
Total Common Stocks (Cost $22,528)		28,900
Exchange-Traded Fund (2.3%):
SPDR S&P 500 ETF Trust	2,129	685
Total Exchange-Traded Fund (Cost $665)		685
Total Investments (Cost $23,193) — 99.9%		29,585
Other assets in excess of liabilities — 0.1%		33
NET ASSETS — 100.0%		$29,618

(a)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Company

ETF — Exchange-Traded Fund

See notes to financial statements.
6

  Statement of Assets and Liabilities

Victory Variable Insurance Funds  December 31, 2019

(Amounts in Thousands, Except for Per Share Amounts)

	Victory Variable Insurance Diversified Stock Fund
ASSETS:
Investments, at value (Cost $23,193)	$29,585
Cash and cash equivalents	86
Dividends receivable	15
Prepaid expenses	2
Total Assets	29,688
LIABILITIES:
Payables:
Capital shares redeemed	13
Accrued expenses and other payables:
Investment advisory fees	8
Administration fees	1
Contract owner fees	30
Transfer agent fees	—	(a)
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	3
Other accrued expenses	15
Total Liabilities	70
NET ASSETS:
Capital	21,685
Total distributable earnings/(loss)	7,933
Net Assets	$29,618
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	2,403
Net asset value, offering price & redemption price per share (b)	$12.32

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.
7

  Statement of Operations

Victory Variable Insurance Funds  For the Year Ended December 31, 2019

(Amounts in Thousands)

	Victory Variable Insurance Diversified Stock Fund
Investment Income:
Interest	$7
Dividends	440
Securities lending (net of fees)	—	(a)
Total Income	447
Expenses:
Investment advisory fees	90
Administration fees	18
Contract owner fees	73
12b-1 fees	75
Custodian fees	2
Transfer agent fees	—	(a)
Trustees' fees	2
Compliance fees	—	(a)
Legal and audit fees	11
Other expenses	27
Total Expenses	298
Net Investment Income (Loss)	149
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	1,600
Net change in unrealized appreciation/depreciation on investment securities	5,670
Net realized/unrealized gains on investments	7,270
Change in net assets resulting from operations	$7,419

(a)  Rounds to less than $1.

See notes to financial statements.
8

Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Variable Insurance Diversified Stock Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$149	$174
Net realized gains (losses) from investments	1,600	1,594
Net change in unrealized appreciation/depreciation on investments	5,670	(6,154)
Change in net assets resulting from operations	7,419	(4,386)
Change in net assets resulting from distributions to shareholders	(1,827)	(5,921)
Change in net assets resulting from capital transactions	(4,104)	(440)
Change in net assets	1,488	(10,747)
Net Assets:
Beginning of period	28,130	38,877
End of period	$29,618	$28,130
Capital Transactions:
Proceeds from shares issued	$275	$235
Dividends reinvested	1,827	5,921
Cost of shares redeemed	(6,206)	(6,596)
Change in net assets resulting from capital transactions	$(4,104)	$(440)
Share Transactions:
Issued	23	17
Reinvested	150	580
Redeemed	(523)	(451)
Change in Shares	(350)	146

See notes to financial statements.
9

Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Variable Insurance Diversified Stock Fund
Year Ended December 31, 2019	$10.22	0.06	(b)	2.82	2.88	(0.06)	(0.72)
Year Ended December 31, 2018	$14.91	0.07	(b)	(2.07)	(2.00)	(0.06)	(2.63)
Year Ended December 31, 2017	$12.03	0.09	(b)	3.08	3.17	(0.09)	(0.20)
Year Ended December 31, 2016	$12.75	0.13	(b)	0.37	0.50	(0.13)	(1.09)
Year Ended December 31, 2015	$15.15	0.09		(0.53)	(0.44)	(0.09)	(1.87)

(a)  Total returns do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.
10

Victory Variable Insurance Funds  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory Variable Insurance Diversified Stock Fund
Year Ended December 31, 2019	(0.78)	$12.32	28.39%	0.99%	0.50%	0.99%	$29,618	113%
Year Ended December 31, 2018	(2.69)	$10.22	(13.30)%	0.96%	0.50%	0.96%	$28,130	114%
Year Ended December 31, 2017	(0.29)	$14.91	26.45%	0.94%	0.68%	0.94%	$38,877	138%
Year Ended December 31, 2016	(1.22)	$12.03	3.90%	1.08%	1.06%	1.08%	$33,987	86%
Year Ended December 31, 2015	(1.96)	$12.75	(3.11)%	1.14%	0.56%	1.14%	$38,441	78%

See notes to financial statements.
11

  Notes to Financial Statements

Victory Variable Insurance Funds  December 31, 2019

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory Variable Insurance Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETF") American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands).

	LEVEL 1	Total
Common Stocks	$28,900	$28,900
Exchange-Traded Funds	685	685
Total	$29,585	$29,585

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

12

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2019

Investment Companies:

The Fund may invest in ETFs. Shares of an ETF are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

As of December 31, 2019, the Fund did not have any securities on loan.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

13

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2019

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund (amounts in thousands):

Purchases	Sales
$33,385	$38,728

For the year ended December 31, 2019, there were no purchases or sales of U.S. government securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners

14

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2019

of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for approximately $1 thousand to life insurance companies to provide these services.

The Fund has entered into Contract Owner Administrative Services Agreements with certain contract owner servicing agents. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreement with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility

15

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2019

are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Income on interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2019.

7.  Federal Income Tax Information:

The tax character of distributions paid during the most recent tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$384	$1,443	$1,827
Year Ended December 31, 2018 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,582	$3,339	$5,921

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
$518	$1,056	$1,574	—	$6,359	$7,933

During the most recent tax year ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

At December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$23,226	$6,549	$(190)	$6,359

16

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2019

8.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
NYLIAC	89.6%

9.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Variable Insurance Diversified Stock Fund (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 18, 2020

18

  Supplemental Information

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, 42 portfolios in Victory Portfolios and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

19

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

20

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19-12/31/19*	Hypothetical Expenses Paid During Period 7/1/19-12/31/19*	Annualized Expense Ratio During Period 7/1/19-12/31/19
$1,000.00	$1,107.10	$1,020.01	$5.47	$5.24	1.03%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 24%.

Dividends qualified for corporate dividends received deductions of 24%.

For the year ended December 31, 2019, the Fund designated short-term and long-term capital gain distributions in the amount of $219 and $1,443, respectively.

22

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including resulting from the Adviser's input, if any. With respect to the Fund, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed the Fund's investment strategy, the Adviser's implementation of the strategy, and related market conditions, together with relevant fee and expense considerations. The Board also discussed the steps that had been or could be taken by the Adviser to enhance performance in the future, and the Board's continued monitoring of the Fund's performance.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; and (3) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

23

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2019

(Unaudited)

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

24

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Visit our web site at: www.vcm.com	Call Victory at: 800-539-FUND (800-539-3863)

VF-VIDS-AR (12/19)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Experts.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

	2019	2018
Audit Fees(1)	$123,000	$164,970
Audit-Related Fees(2)	0	0
Tax Fees(3)	37,000	42,937
All Other Fees(4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by the Funds’ independent registered public accounting firm for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by the Funds’ independent registered public accounting firm reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by the Funds’ independent registered public accounting firm for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed for professional services rendered by the Funds’ independent registered public accounting firm to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2019 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C)

(f) Not applicable.

(g)

2019	$—
2018	$133,280

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)           Not applicable.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 27, 2020

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 27, 2020